Semiannual Report as of November 30, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $100 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
January 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the National Municipal Bond Funds semiannual report, which covers the six-month period ended November 30, 2001.

Municipal Bonds React to Volatile Markets

The municipal market performed well over the six-month period ended November 30, 2001, in spite of the volatility experience during the later part of the period. The short end of the yield curve performed well in response to the Federal Reserve’s aggressive rate cuts trying to stimulate a weak economy. Yields on 1-year municipals fell 29% while 30-year municipals yields fell only 3% during this period thus delivering quite a large differential in yields at different maturities.

The slowing economy is having a negative impact on some state budgets as they experience slower revenue growth due to a decline in income, sales and capital gains tax. This led to budget shortfalls that were exacerbated by the events of September 11th in the tourism and hospitality industries. The states that are most impacted have taken steps to curtail these shortfalls by use of rainy day funds, budget cuts, and additional financing. These financings have provided the heavy supply of available issues as the year progressed. Airport related bonds, a specific municipal sector, have come under price pressure and will continue to be a source of concern until the public confidence returns and a government financial package is in place.

The government has introduced stimulus packages to shore up affected industries, promote business growth and provide liquidity to the financial markets. We believe that this, coupled with the easing of short-term rates by the Federal Reserve, should stimulate the economy to modest growth by mid 2002. Once this happens, short-term yields could begin to rise while the long-term rates could remain more stable, flattening the yield curve. We believe investors have shifted their risk tolerances over the past two years and have developed a great demand for tax-efficient fixed income investments. This should provide added support to the municipal bond market going forward.

Diversification Remains Important

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It’s important that you consult with your financial advisor to develop a strategy that will support your long-term investment objectives.

In addition, we encourage you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds, including our online quarterly newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
High Grade Municipal Bond Fund
Fund at a Glance as of November 30, 2001

Portfolio Characteristics

Total Net Assets	$115,387,926

Average Credit Quality	AAA

Average Maturity	14.8 years

Average Duration	6.8 years

PERFORMANCE AND RETURNS2

&#
Portfolio Inception Date: 2/21/1992	Class A	Class B	Class C	Class I
Class Inception Date	2/21/1992	1/11/1993	4/30/1999	2/28/1994

6 months with sales charge	-1.39%	-1.86%	1.14%	n/a

6 months w/o sales charge	3.52%	3.14%	3.14%	3.65%

Average Annual Returns *

1 year with sales charge	2.60%	1.90%	4.90%	n/a

1 year w/o sales charge	7.70%	6.90%	6.90%	7.97%

5 years	3.72%	3.61%	4.32%	4.98%

Since Portfolio Inception	5.63%	5.47%	5.95%	6.37%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

30-day SEC Yield	4.20%	3.65%	3.63%	4.67%

Tax Equivalent Yield**	6.90%	5.99%	5.96%	7.67%

6-month distributions per share	$0.23	$0.19	$0.19	$0.25

*Adjusted for maximum applicable sales charge unless noted. **Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2001 and is subject to change.

EVERGREEN
High Grade Municipal Bond Fund
Portfolio Manager Interview

Portfolio Management

Mathew W. Kiselak
Tenure: September 2000

How did the fund perform?

Evergreen High Grade Municipal Bond Fund’s Class A shares returned 3.52% for the six-month period ended November 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the average return of insured municipal bond funds was 3.60%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 3.84% for the same period.

While the fund performed in line with its peer group on a total return basis, the fund’s distribution yield continued to be substantially higher than the average yield of funds in the Lipper insured municipal bond category.

What was the investment environment like during the six months?

It was a time marked by rapid changes in interest rates. The weakening economy and repeated moves by the Federal Reserve to lower short-term interest rates made it a volatile period for municipal bond prices. This volatility was only intensified by the uncertainty following the September 11 terrorist attacks. Over the six-month period, for example, the average yield on 30-year municipal bonds went from a high of 5.32% in May to a low of 4.85% in early November, before ending the fiscal period on November 30 at 5.06%, marginally lower than the yield at the start of the period.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2001 portfolio assets)

What were your principal strategies in the face of this volatility?

We remained consistent with our long-term discipline, searching for relative value among high-quality and insured municipal bonds. We sought to take advantage of any inefficiency in the prices of bonds, while controlling the interest-rate sensitivity of the entire portfolio. Our emphasis on insured municipal bonds, which effectively have the highest credit rating of AAA, means we take very limited credit risk. As we search for relative value, we tend to focus on different sectors rather than on bonds with different credit risks.

This discipline is designed to seek superior long-term performance in both total return and yield.

During the period, the uncertainty over the direction of interest rates caused us to take a neutral stance, relative to the Lipper insured universe, in duration or interest-rate sensitivity. We

EVERGREEN
High Grade Municipal Bond Fund
Portfolio Manager Interview

focused on income, which resulted in a relatively high weighting in housing bonds. At the end of the six-month period, housing bonds accounted for 18.3% of portfolio assets.

On November 30, 2001, the average maturity of the portfolio was 14.8 years, while average duration was 6.8 years. Average credit quality continued to be AAA, with 79.6% of assets invested in AAA-rated securities, while 12.6% were invested in AA-rated securities and 4.6% were invested in A-rated bonds.

Portfolio Quality
(as a percentage of 11/30/2001 portfolio assets)

What is your investment outlook?

Once the economy starts to expand, the Federal Reserve is likely to reverse its policy of aggressively lowering rates to stimulate the economy. Short-term rates, which currently are at 40-year lows, should start rising again, while long-term rates are likely to be more stable.

We expect to continue to keep the fund’s duration, or sensitivity to interest-rate changes, neutral, that is close to that of the Lehman Brothers benchmark, while maintaining our emphasis on dividend income to distribute to shareholders.

We anticipate that we will keep the fund defensively positioned.

EVERGREEN
High Income Municipal Bond Fund
Fund at a Glance as of November 30, 2001

Portfolio Characteristics
(as of 11/30/2001)

Total Net Assets	$617,025,169

Average Credit Quality	AA-

Average Maturity	15.5 years

Average Duration	2.4 years

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 3/21/1985	Class A	Class B	Class C	Class I
Class Inception Date	12/1/1994	3/21/1985	8/18/1997	10/6/1997

6 months with sales charge	-2.10%	-2.49%	0.39%	n/a

6 months w/o sales charge	2.77%	2.51%	2.39%	3.02%
Average Annual Returns *

1 year with sales charge	1.84%	1.18%	4.16%	n/a

1 year w/o sales charge	6.97%	6.18%	6.16%	7.24%

5 years	3.90%	3.82%	4.14%	4.95%

10 Years	5.45%	5.41%	5.41%	5.82%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

30-day SEC yield	3.93%	3.37%	3.37%	4.37%

Tax Equivalent Yield**	6.45%	5.53%	5.53%	7.18%

6-month distributions per share	$0.21	$0.18	$0.18	$0.22

*Adjusted for maximum applicable sales charge unless noted. **Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Income Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered by the fund’s predecessor fund, Davis Tax-Free High Income Fund, Inc. These historical returns for Classes A, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2001 and is subject to change.

EVERGREEN
High Income Municipal Bond Fund
Portfolio Manager Interview

Portfolio Management

B. Clark Stamper
Tenure: June 1990

How did the fund perform?

For the six-month period ended November 30, 2001, the fund’s Class A shares returned 2.77%, versus 3.84% produced by the Lehman Brothers Municipal Bond Index for the same period. We attribute the lag to a difference in performance goals. The fund has three objectives. Its highest priority is to maximize return on a risk-adjusted basis; that is, to optimize the fund’s balance between risk and reward. Secondly, the fund seeks to maximize tax-free income and finally, to maximize total return. In contrast, the Lehman Brothers Municipal Bond Index reflects total return, exclusively. Further, unlike an index, a mutual fund incurs expenses, which lower returns. We believe the fund’s objective of seeking risk-adjusted returns has generated competitive long-term returns.

What was the investment environment like during the period?

The environment was positive. The Federal Reserve Board continued lowering interest rates to revive economic growth. With nine interest rate cuts since January 2001, bond prices rose, their yields fell and yield relationships between shorter-term bonds and their longer-term counterparts shifted. At the beginning of the period, shorter-term yields were higher than longer-term yields, an unusual phenomenon known as an “inverted yield curve”. The Fed’s actions caused yields to decline -- and prices to rise -- across all maturity ranges. However, shorter-term yields fell the sharpest, causing bonds with shorter maturities to outperform longer-term bonds. As this occurred, the yield curve returned to its more typical shape -- one where longer-term yields are higher than their shorter-term counterparts. Yield relationships based on quality changed marginally, with lower-rated bonds providing only a minimal yield advantage over bonds with higher ratings.

PORTFOLIO QUALITY
(as a percentage of 11/30/2001 portfolio assets)

EVERGREEN
High Income Municipal Bond Fund
Portfolio Manager Interview

What strategies did you use to manage the fund?

We emphasized quality and took advantage of opportunities created by changes in the yield curve. The fund experienced significant cash inflow, during the period. We invested this cash in intermediate-term bonds, specifically 11-years and less. When their prices rallied, we took profits and reinvested proceeds in “cushion bonds” -- shorter-term bonds offering a generous level of income. Throughout the period, we invested in bonds with higher ratings. In our opinion, the risk/reward balance favored higher-rated bonds, since the yield advantage provided by lower-rated bonds was negligible.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2001 portfolio assets)

What is your outlook for the next six months?

We think prices could fluctuate, as investors evaluate the effects of the Fed’s interest rate cuts and short-term rates bounce back from historically low levels. In our opinion, the fund is well-positioned for such an environment, and can provide solid value. The fund’s cushion bond holdings are intended to generate a high level of income while enhancing price stability. Further, the fund’s tax-exempt yield is attractive relative to taxable alternatives. For example, at 3.93%, the fund’s pre-tax yield in November 2001 generated a taxable equivalent yield of 6.45%, based on the maximum federal tax-rate of 39.1%. The U.S. Treasury 5-year note offered a taxable yield of only 4.06% on November 30, 2001, in comparison. We believe the fund’s emphasis on income, price stability and quality, combined with its attractive value relative to taxable alternatives bodes well for investors, in the coming months.

EVERGREEN
Municipal Bond Fund
Fund at a Glance as of November 30, 2001

Portfolio Characteristics

Total Net Assets	$929,205,462
Average Credit Quality	AA
Average Maturity	14.1 years
Average Duration	6.8 years

PERFORMANCE AND RETURNS2
Portfolio Inception Date: 1/19/1978	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	1/19/1978	1/26/1998	4/30/1999

6 months with sales charge	-1.95%	-2.51%	0.49%	n/a

6 months w/o sales charge	2.88%	2.49%	2.49%	3.01%

Average Annual Returns *

1 year with sales charge	2.40%	1.75%	4.75%	n/a

1 year w/o sales charge	7.55%	6.75%	6.75%	7.82%

5 years	3.14%	3.23%	3.55%	4.09%

10 years	4.84%	5.14%	5.04%	5.31%

Maximum Sales Charge	4.75%	5.00%	2.00%	n/a

	Front End	CDSC	CDSC

30-day SEC Yield	4.01%	3.45%	3.42%	4.47%

Tax Equivalent Yield**	6.58%	5.67%	5.62%	7.34%

6-month distributions per share	$0.16	$0.14	$0.14	$0.17

*Adjusted for maximum applicable sales charge unless noted. **Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders. The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of November 30, 2001 and is subject to change.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

Portfolio Management

Mathew W. Kiselak
Tenure: September 2000

How did the fund perform?

Evergreen Municipal Bond Fund’s Class A shares had a total return of 2.88% for the six-month period ended November 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the average return of general municipal bond funds was 3.39%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Lehman Brothers Municipal Bond Index returned 3.84% for the same period.

While the fund trailed its benchmarks on a total return basis, primarily because of the effect of the September 11 terrorist attacks and its affect on transportation-related securities in the portfolio, the fund continued to deliver above-average dividend income to shareholders, compared to other general municipal bond funds monitored by Lipper.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2001 portfolio assets)

What were the principal factors affecting performance?

Until September, the fund consistently turned in above-average total return performance. For example, the fund’s year-to-date total return, through August 31, was 0.32 percentage points higher than the Lipper average. Performance was hurt by the impact of the events of September 11 and the fund’s relatively high weighting in the airline-industry, particularly securities whose payments were guaranteed by proceeds from publicly owned airports. Our fundamental research had found those bonds to be attractive relative to other types of municipal securities, but of course our research could not have anticipated the terrorist attacks.

Even before September 11, the investment environment was volatile, as interest rates fluctuated rapidly due to slowing economic growth and interest-rate reductions by the Federal Reserve. To illustrate, the average yield on 30-year municipal bonds went from a high of 5.32% in May to a low of 4.85% in early November. At the end of the fiscal period on November 30, the yield was 5.06%, slightly lower than the yield at the start of the period.

EVERGREEN
Municipal Bond Fund
Portfolio Manager Interview

What were your principal strategies during the six months?

We maintained our long-term discipline, which seeks to achieve superior performance on both a total return and yield basis. The first step in this process is to make prudent duration management decisions to limit the fund’s sensitivity to changes in interest rates. The second step involves searching for relative value among securities and trying to take advantage of any inefficiency in the price of bonds.

In managing the fund’s sensitivity to interest rates, we remained cautious, reducing the duration from 7.1 years to 6.8 years during the period. Average maturity was 14.1 years at the end of November.

With respect to security selection, we continued to focus on income-producing bonds of relatively high quality. At the end of the six-month period, average credit quality was AA, with 48.3% of portfolio assets invested in AAA-rated bonds and another 22.8% invested in AA-rated. Of the remainder, 13.8% of assets were invested in A-rated securities, 5.4% in BBB-rated and the remaining 9.7% of assets were in either non-rated, or BB-rated or lower. Our holdings in lower-rated securities rose only because of credit downgrades of airline-related bonds after September 11. To reduce the fund’s overall risk, we lowered our airline bond holdings after September 11, from almost 5% of net assets to about 3%.

PORTFOLIO QUALITY
(as a percentage of 11/30/2001 portfolio assets)

What is your outlook?

We intend to continue to take a defensive stance in managing the portfolio, focusing on preservation of capital and generous income.

We believe that the economy eventually will start to resume its growth, and the Federal Reserve will reverse its policy of lowering short-term interest. However, we believe long-term rates are likely to remain more stable as the economy begins to expand.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Fund at a Glance as of November 30, 2001

Portfolio Characteristics

Total Net Assets	$164,431,037

Average Credit Quality	AA-

Average Maturity	4.3 years

Average Duration	2.8 years

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 7/17/1991	Class A	Class B	Class I
Class Inception Date	1/5/1995	1/5/1995	7/17/1991

6 months with sales charge	-0.82%	-2.90%	n/a

6 months w/o sales charge	2.56%	2.10%	2.61%

Average Annual Returns *

1 year with sales charge	3.02%	0.53%	n/a

1 year w/o sales charge	6.48%	5.53%	6.59%

5 years	3.46%	2.88%	4.26%

10 years	4.23%	3.94%	4.65%

Maximum Sales Charge	3.25%	5.00%	n/a

	Front End	CDSC

30-day SEC Yield	4.27%	3.49%	4.52%

Tax Equivalent Yield**	7.01%	5.73%	7.42%

6-month distributions per share	$0.22	$0.18	$0.23

*Adjusted for maximum applicable sales charge unless noted. **Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short Intermediate Municipal Bond Fund, Class A2, versus a similar investment in the Lehman Brothers 3 Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A and B prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A and B have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.10% for Class A and 1.00% for Class B. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

All data is as of November 30, 2001 and is subject to change.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Portfolio Manager Interview

Portfolio Management

Diane C. Beaver
Tenure: September 1998

How did the fund perform?

The fund’s Class A shares returned 2.56% for the six-month period ended November 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same six-month period, the Lehman Brothers 3-year Municipal Bond Index returned 3.17%. We attribute the lag to a difference in performance objectives. The fund seeks to maximize tax-free federal income and minimize price fluctuations, whereas the index reflects total return. A bond’s performance in any interest rate environment depends upon its individual security characteristics, such as coupon, maturity date, quality and call features. Typically, the fund invests in bonds whose performance is most influenced by the income they generate rather than their potential for price movement. When interest rates fall -- such as the environment we experienced over the past six months -- income-oriented bonds tend to underperform total return-oriented securities. Conversely, bonds with a greater income-orientation typically outperform securities with higher total return potential when interest rates hold steady or rise. Further, unlike an index, a mutual fund is subject to expenses, which lower returns.

Why did interest rates fall during the period?

The Federal Reserve Board continued lowering rates to rejuvenate the economy. Bond prices moved higher in response. Yields fell across the maturity spectrum; however, the Fed’s cuts had the most direct effect on short-term rates. As a result, shorter-term yields dropped further than longer-term yields, causing bonds with shorter-term maturities to outperform their longer-term counterparts. According to Municipal Market Data’s “AAA”-generic municipal scale, the yields on bonds with one-year maturities declined 29%, five-year bond yields moved 10% lower and yields in the 30-year range fell only 3% from May 31, 2001 to November 30, 2001. Both supply and demand were solid. Weaker economic growth caused tax revenues to slow, prompting many municipalities to issue debt to meet their fiscal needs. The supply was readily absorbed, however. Many investors, cash-laden from heavy principal and coupon payments, sought bonds for reinvestment. Other investors redirected assets from equities to the perceived safety and stability of bonds to avoid further volatility in the stock market.

Portfolio Quality
(as a percentage of 11/30/2001 portfolio assets)

EVERGREEN
Short-Intermediate Municipal Bond Fund
Portfolio Manager Interview

What strategies did you use to manage the fund?

We maintained a focus on the fund’s longer-term objective of maximizing tax-free income and enhancing price stability. We chose bonds with higher coupon values, often concentrating in five-year maturities. With an influx of cash representing 10% of the fund’s assets, we invested in this maturity range to maintain attractive yields in this low rate environment. We also boosted yield by selectively investing in sectors that have typically offered more generous yields, such as housing bonds.

PORTFOLIO COMPOSITION
(as a percentage of 11/30/2001 portfolio assets)

What is your outlook over the next six months?

We are cautious. Although we expect the Federal Reserve Board to continue lowering short-term rates, we believe longer-term rates could move higher. There is considerable uncertainty regarding seasonal factors and the economy. The tragic events of September 11th have had a profound effect on the market. For example, supply is expected to be heavier in December -- usually a very quiet month -- because deals were postponed in September and October. We believe supply also could continue to rise heading into 2002, as economic weakness creates a shortfall in tax revenues, increasing the need of municipalities to borrow. Typically, a greater supply pushes rates higher in order to attract investors. Economic growth continues to be a focal point for investors. While many investors are unsure about the near-term direction of the economy, they believe the continued low level of interest rates could stimulate growth in the foreseeable future. These expectations may cause rates to rise. In our opinion, the fund’s emphasis on income and price stability should help it weather such an environment. Our positions in bonds with higher coupons and shorter maturities should help limit downward price movement and have the potential to generate substantial income to be reinvested at higher rates.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (a)
CLASS A
Net asset value, beginning of period	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72	$10.69
Income from investment operations
Net investment income	0.23	0.47	0.48	0.48	0.47	0.37	0.52
Net realized and unrealized gains or losses on securities	0.14	0.66	(0.87)	(0.08)	0.48	0.17	0.03
Total from investment operations	0.37	1.13	(0.39)	0.40	0.95	0.54	0.55
Distributions to shareholders from
Net investment income	(0.23)	(0.47)	(0.48)	(0.48)	(0.48)	(0.37)	(0.52)
Net realized gains	0	0	(0.15)	(0.27)	0	0	0
Total distributions to shareholders	(0.23)	(0.47)	(0.63)	(0.75)	(0.48)	(0.37)	(0.52)
Net asset value, end of period	$10.79	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72
Total return*	3.52%	11.48%	(3.54%)	3.62%	8.88%	5.13%	5.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$60,316	$56,212	$53,303	$63,018	$64,526	$45,814	$50,569
Ratios to average net assets
Expenses‡	1.03%†	1.04%	0.96%	0.95%	1.09%	1.11%†	1.09%
Net investment income	4.32%†	4.45%	4.61%	4.26%	4.25%	4.60%†	4.78%
Portfolio turnover rate	21%	23%	108%	79%	127%	114%	65%

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (a)
CLASS B
Net asset value, beginning of period	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72	$10.69
Income from investment operations
Net investment income	0.19	0.39	0.40	0.40	0.39	0.31	0.44
Net realized and unrealized gains or losses on securities	0.14	0.66	(0.87)	(0.08)	0.48	0.17	0.03
Total from investment operations	0.33	1.05	(0.47)	0.32	0.87	0.48	0.47
Distributions to shareholders from
Net investment income	(0.19)	(0.39)	(0.40)	(0.40)	(0.40)	(0.31)	(0.44)
Net realized gains	0	0	(0.15)	(0.27)	0	0	0
Total distributions to shareholders	(0.19)	(0.39)	(0.55)	(0.67)	(0.40)	(0.31)	(0.44)
Net asset value, end of period	$10.79	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72
Total return*	3.14%	10.65%	(4.27%)	2.85%	8.07%	4.55%	4.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$31,811	$33,019	$39,566	$32,088	$32,822	$31,874	$32,221
Ratios to average net assets
Expenses‡	1.78%†	1.79%	1.72%	1.70%	1.84%	1.86%†	1.84%
Net investment income	3.57%†	3.70%	3.89%	3.52%	3.51%	3.85%†	4.03%
Portfolio turnover rate	21%	23%	108%	79%	127%	114%	65%
(a)For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,
		2001	2000	1999 (a) #
CLASS C
Net asset value, beginning of period	$10.65	$9.99	$11.01	$11.14
Income from investment operations
Net investment income	0.19	0.39	0.40	0.03
Net realized and unrealized gains or losses on securities	0.14	0.66	(0.87)	(0.13)
Total from investment operations	0.33	1.05	(0.47)	(0.10)
Distributions to shareholders from
Net investment income	(0.19)	(0.39)	(0.40)	(0.03)
Net realized gains	0	0	(0.15)	0
Total distributions to shareholders	(0.19)	(0.39)	(0.55)	(0.03)
Net asset value, end of period	$10.79	$10.65	$9.99	$11.01
Total return*	3.14%	10.65%	(4.27%)	(0.86%)
Ratios and supplemental data
Net assets, end of period (thousands)	$3,290	$1,496	$1,620	$1
Ratios to average net assets
Expenses‡	1.77%†	1.79%	1.72%	1.66%†
Net investment income	3.52%†	3.70%	3.92%	3.71%†
Portfolio turnover rate	21%	23%	108%	79%

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (b)
CLASS I**
Net asset value, beginning of period	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72	$10.69
Income from investment operations
Net investment income	0.25	0.50	0.50	0.51	0.51	0.39	0.55
Net realized and unrealized gains or losses on securities	0.14	0.66	(0.87)	(0.08)	0.47	0.17	0.03
Total from investment operations	0.39	1.16	(0.37)	0.43	0.98	0.56	0.58
Distributions to shareholders from
Net investment income	(0.25)	(0.50)	(0.50)	(0.51)	(0.51)	(0.39)	(0.55)
Net realized gains	0	0	(0.15)	(0.27)	0	0	0
Total distributions to shareholders	(0.25)	(0.50)	(0.65)	(0.78)	(0.51)	(0.39)	(0.55)
Net asset value, end of period	$10.79	$10.65	$9.99	$11.01	$11.36	$10.89	$10.72
Total return	3.65%	11.76%	(3.30%)	3.88%	9.15%	5.32%	5.47%
Ratios and supplemental data
Net assets, end of period (thousands)	$19,971	$20,879	$19,121	$22,264	$24,976	$24,441	$25,112
Ratios to average net assets
Expenses‡	0.78%†	0.79%	0.71%	0.70%	0.84%	0.86%†	0.84%
Net investment income	4.57%†	4.70%	4.86%	4.51%	4.51%	4.85%†	5.03%
Portfolio turnover rate	21%	23%	108%	79%	127%	114%	65%
(a)For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.

(b)For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,		Year Ended September 30,
		2001	2000 (b)	1999	1998	1997	1996
CLASS A (a)
Net asset value, beginning of period	$8.65	$8.34	$8.66	$9.19	$9.22	$9.15	$9.19
Income from investment operations
Net investment income	0.22	0.48	0.32	0.47	0.54	0.57	0.61
Net realized and unrealized gains or losses on securities	0.02	0.30	(0.27)	(0.52)	0.04	0.11	(0.05)
Total from investment operations	0.24	0.78	0.05	(0.05)	0.58	0.68	0.56
Distributions to shareholders from
Net investment income	(0.21)	(0.47)	(0.37)	(0.48)	(0.56)	(0.59)	(0.54)
Net realized gains	0	0	0	0	(0.05)	(0.02)	(0.06)
Total distributions to shareholders	(0.21)	(0.47)	(0.37)	(0.48)	(0.61)	(0.61)	(0.60)
Net asset value, end of period	$8.68	$8.65	$8.34	$8.66	$9.19	$9.22	$9.15
Total return*	2.77%	9.61%	0.58%	(0.61%)	6.53%	7.66%	6.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$312,593	$180,898	$133,552	$174,441	$243,878	$92,020	$44,828
Ratios to average net assets
Expenses‡	0.89%†	0.90%	1.03%†	1.06%	1.04%	1.26%	1.36%
Net investment income	4.43%†	5.49%	5.75%†	5.30%	5.37%	6.60%	6.64%
Portfolio turnover rate	42%	68%	30%	73%	126%	113%	107%

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,		Year Ended September 30,
		2001	2000 (b)	1999	1998	1997	1996
CLASS B (a)
Net asset value, beginning of period	$8.62	$8.31	$8.63	$9.16	$9.19	$9.12	$9.17
Income from investment operations
Net investment income	0.17	0.42	0.28	0.41	0.49	0.53	0.54
Net realized and unrealized gains or losses on securities	0.05	0.30	(0.28)	(0.53)	0.02	0.08	(0.05)
Total from investment operations	0.22	0.72	0	(0.12)	0.51	0.61	0.49
Distributions to shareholders from
Net investment income	(0.18)	(0.41)	(0.32)	(0.41)	(0.49)	(0.52)	(0.48)
Net realized gains	0	0	0	0	(0.05)	(0.02)	(0.06)
Total distributions to shareholders	(0.18)	(0.41)	(0.32)	(0.41)	(0.54)	(0.54)	(0.54)
Net asset value, end of period	$8.66	$8.62	$8.31	$8.63	$9.16	$9.19	$9.12
Total return*	2.51%	8.81%	0.01%	(1.39%)	5.74%	6.89%	5.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$207,726	$195,029	$175,826	$228,440	$255,300	$132,934	$109,488
Ratios to average net assets
Expenses‡	1.65%†	1.65%	1.79%†	1.82%	1.80%	2.02%	2.10%
Net investment income	3.76%†	4.76%	5.01%†	4.54%	4.62%	5.87%	5.89%
Portfolio turnover rate	42%	68%	30%	73%	126%	113%	107%
(a)On March 17, 2000, the Evergreen High Income Municipal Bond Fund acquired the net assets of the Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 17, 2000 are those of Davis Tax-Free High Income Fund, Inc.

(b)For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Income Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,		Year Ended September 30,
		2001	2000 (b)	1999	1998	1997 (c)
CLASS C (a)
Net asset value, beginning of period	$8.68	$8.37	$8.69	$9.22	$9.25	$9.20
Income from investment operations
Net investment income	0.19	0.43	0.28	0.42	0.49	0.04
Net realized and unrealized gains or losses on securities	0.02	0.29	(0.28)	(0.54)	0.03	0.03
Total from investment operations	0.21	0.72	0	(0.12)	0.52	0.07
Distributions to shareholders from
Net investment income	(0.18)	(0.41)	(0.32)	(0.41)	(0.50)	(0.02)
Net realized gains	0	0	0	0	(0.05)	0
Total distributions to shareholders	(0.18)	(0.41)	(0.32)	(0.41)	(0.55)	(0.02)
Net asset value, end of period	$8.71	$8.68	$8.37	$8.69	$9.22	$9.25
Total return*	2.39%	8.77%	0.05%	(1.34%)	5.74%	0.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$94,260	$64,890	$32,942	$41,642	$36,594	$2,430
Ratios to average net assets
Expenses‡	1.64%†	1.65%	1.77%†	1.83%	1.77%	2.03%†
Net investment income	3.72%†	4.70%	5.02%†	4.53%	4.65%	5.85%†
Portfolio turnover rate	42%	68%	30%	73%	126%	113%

		Six Months Ended November 30, 2001 (Unaudited)#	Year Ended May 31,		Year Ended September 30,
			2001	2000 (b)	1999	1998 (d)
CLASS I (a)**
Net asset value, beginning of period		$8.64	$8.33	$8.66	$9.19	$9.20
Income from investment operations
Net investment income		0.21	0.52	0.33	0.48	0.54
Net realized and unrealized gains or losses on securities		0.05	0.29	(0.28)	(0.52)	0.03
Total from investment operations		0.26	0.81	0.05	(0.04)	0.57
Distributions to shareholders from
Net investment income		(0.22)	(0.50)	(0.38)	(0.49)	(0.53)
Net realized gains		0	0	0	0	(0.05)
Total distributions to shareholders		(0.22)	(0.50)	(0.38)	(0.49)	(0.58)
Net asset value, end of period		$8.68	$8.64	$8.33	$8.66	$9.19
Total return		3.02%	9.90%	0.63%	(0.51%)	6.34%
Ratios and supplemental data
Net assets, end of period (thousands)		$2,447	$1,452	$189	$1,292	$883
Ratios to average net assets
Expenses‡		0.65%†	0.66%	0.83%†	0.93%	0.93%†
Net investment income		4.73%†	5.70%	5.95%†	5.43%	5.49%†
Portfolio turnover rate		42%	68%	30%	73%	126%
(a)On March 17, 2000, the Evergreen High Income Municipal Bond Fund acquired the net assets of the Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 17, 2000 are those of Davis Tax-Free High Income Fund, Inc.

(b)For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

(c)For the period from August 18, 1997 (commencement of class operations) to September 30, 1997.

(d)For the period from October 6, 1997 (commencement of class operations) to September 30, 1998.

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,
		2001	2000	1999 #	1998 (a) #
CLASS A
Net asset value, beginning of period	$7.11	$6.70	$7.48	$7.78	$7.91
Income from investment operations
Net investment income	0.16	0.33	0.35	0.34	0.13
Net realized and unrealized gains or losses on securities	0.04	0.42	(0.74)	(0.07)	(0.13)
Total from investment operations	0.20	0.75	(0.39)	0.27	0
Distributions to shareholders from
Net investment income	(0.16)	(0.34)	(0.35)	(0.34)	(0.13)
Net realized gains	0	0	(0.04)	(0.23)	0
Total distributions to shareholders	(0.16)	(0.34)	(0.39)	(0.57)	(0.13)
Net asset value, end of period	$7.15	$7.11	$6.70	$7.48	$7.78
Total return*	2.88%	11.32%	(5.29%)	3.64%	0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$834,090	$863,113	$899,427	$1,099,718	$1,243,327
Ratios to average net assets
Expenses‡	0.84%†	0.85%	0.87%	0.85%	0.93%†
Net investment income	4.55%†	4.72%	4.97%	4.49%	4.69%†
Portfolio turnover rate	46%	67%	86%	90%	77%

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,				Year Ended December 31,
		2001	2000 #	1999 #	1998 (b) #	1997	1996
CLASS B
Net asset value, beginning of period	$7.11	$6.70	$7.48	$7.78	$7.82	$7.71	$7.86
Income from investment operations
Net investment income	0.14	0.28	0.30	0.29	0.12	0.38	0.41
Net realized and unrealized gains or losses on securities	0.04	0.41	(0.74)	(0.07)	(0.03)	0.23	(0.17)
Total from investment operations	0.18	0.69	(0.44)	0.22	0.09	0.61	0.24
Distributions to shareholders from
Net investment income	(0.14)	(0.28)	(0.30)	(0.29)	(0.13)	(0.40)	(0.39)
Net realized gains	0	0	(0.04)	(0.23)	0	(0.10)	0
Total distributions to shareholders	(0.14)	(0.28)	(0.34)	(0.52)	(0.13)	(0.50)	(0.39)
Net asset value, end of period	$7.15	$7.11	$6.70	$7.48	$7.78	$7.82	$7.71
Total return*	2.49%	10.50%	(6.00%)	2.86%	1.15%	8.15%	3.15%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,757	$48,284	$54,673	$78,169	$124,664	$1,375,730	$1,557,686
Ratios to average net assets
Expenses‡	1.59%†	1.60%	1.62%	1.60%	1.26%†	0.96%	0.87%
Net investment income	3.80%†	3.97%	4.22%	3.74%	4.32%†	4.97%	5.34%
Portfolio turnover rate	46%	67%	86%	90%	77%	126%	69%
(a) For the period from January 20, 1998 (commencement of class operations) to May 31, 1998.

(b)For the five months ended May 31, 1998. The Fund changed its fiscal year end from December 31 to May 31, effective May 31, 1998.

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,
		2001	2000	1999 #	1998 (a) #
CLASS C
Net asset value, beginning of period	$7.11	$6.70	$7.48	$7.78	$7.85
Income from investment operations
Net investment income	0.14	0.27	0.29	0.29	0.11
Net realized and unrealized gains or losses on securities	0.04	0.42	(0.73)	(0.07)	(0.07)
Total from investment operations	0.18	0.69	(0.44)	0.22	0.04
Distributions to shareholders from
Net investment income	(0.14)	(0.28)	(0.30)	(0.29)	(0.11)
Net realized gains	0	0	(0.04)	(0.23)	0
Total distributions to shareholders	(0.14)	(0.28)	(0.34)	(0.52)	(0.11)
Net asset value, end of period	$7.15	$7.11	$6.70	$7.48	$7.78
Total return*	2.49%	10.50%	(6.00%)	2.87%	0.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$44,098	$43,610	$46,580	$6,899	$7,708
Ratios to average net assets
Expenses‡	1.59%†	1.60%	1.59%	1.60%	1.68%†
Net investment income	3.80%†	3.97%	4.24%	3.75%	3.94%†
Portfolio turnover rate	46%	67%	86%	90%	77%

		Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,
			2001	2000	1999 (b) #
CLASS I**
Net asset value, beginning of period		$7.11	$6.70	$7.48	$7.57
Income from investment operations
Net investment income		0.17	0.36	0.36	0.04
Net realized and unrealized gains or losses on securities		0.04	0.41	(0.73)	(0.10)
Total from investment operations		0.21	0.77	(0.37)	(0.06)
Distributions to shareholders from
Net investment income		(0.17)	(0.36)	(0.37)	(0.03)
Net realized gains		0	0	(0.04)	0
Total distributions to shareholders		(0.17)	(0.36)	(0.41)	(0.03)
Net asset value, end of period		$7.15	$7.11	$6.70	$7.48
Total return		3.01%	11.60%	(5.05%)	(0.79%)
Ratios and supplemental data
Net assets, end of period (thousands)		$1,260	$1,039	$442	$1
Ratios to average net assets
Expenses‡		0.60%†	0.60%	0.61%	0.52%†
Net investment income		4.82%†	4.94%	5.32%	5.44%†
Portfolio turnover rate		46%	67%	86%	90%
(a)For the period from January 26, 1998 (commencement of class operations) to May 31, 1998.

(b)For the period from April 30, 1999 (commencement of class operations) to May 31, 1999.

#Net investment income is based on average shares outstanding during the period.

*Excluding applicable sales charges.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (a)
CLASS A
Net asset value, beginning of period	$9.98	$9.72	$10.12	$10.19	$10.09	$10.08	$10.17
Income from investment operations
Net investment income	0.22	0.44	0.41	0.40	0.41	0.30	0.43
Net realized and unrealized gains or losses on securities	0.03	0.26	(0.33)	0.01	0.10	0.01	(0.09)
Total from investment operations	0.25	0.70	0.08	0.41	0.51	0.31	0.34
Distributions to shareholders from
Net investment income	(0.22)	(0.44)	(0.41)	(0.40)	(0.41)	(0.30)	(0.43)
Net realized gains	0	0	(0.07)	(0.08)	0	0	0
Total distributions to shareholders	(0.22)	(0.44)	(0.48)	(0.48)	(0.41)	(0.30)	(0.43)
Net asset value, end of period	$10.01	$9.98	$9.72	$10.12	$10.19	$10.09	$10.08
Total return*	2.56%	7.38%	0.77%	4.09%	5.11%	3.08%	3.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$28,706	$8,477	$8,659	$7,975	$6,569	$6,072	$27,722
Ratios to average net assets
Expenses‡	0.69%†	0.71%	0.72%	0.75%	0.85%	0.96%†	1.11%
Net investment income	4.31%†	4.50%	4.16%	3.93%	4.01%	3.94%†	4.05%
Portfolio turnover rate	6%	48%	43%	65%	78%	34%	29%

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (a)
CLASS B
Net asset value, beginning of period	$9.98	$9.72	$10.12	$10.19	$10.10	$10.08	$10.17
Income from investment operations
Net investment income	0.18	0.36	0.32	0.31	0.32	0.23	0.34
Net realized and unrealized gains or losses on securities	0.03	0.26	(0.33)	0.01	0.09	0.02	(0.09)
Total from investment operations	0.21	0.62	(0.01)	0.32	0.41	0.25	0.25
Distributions to shareholders from
Net investment income	(0.18)	(0.36)	(0.32)	(0.31)	(0.32)	(0.23)	(0.34)
Net realized gains	0	0	(0.07)	(0.08)	0	0	0
Total distributions to shareholders	(0.18)	(0.36)	(0.39)	(0.39)	(0.32)	(0.23)	(0.34)
Net asset value, end of period	10.01	$9.98	$9.72	$10.12	$10.19	$10.10	$10.08
Total return*	2.10%	6.42%	(0.14%)	3.16%	4.07%	2.49%	2.44%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,006	$4,401	$4,639	$6,232	$5,790	$6,742	$7,413
Ratios to average net assets
Expenses‡	1.59%†	1.61%	1.62%	1.65%	1.74%	1.86%†	2.07%
Net investment income	3.45%†	3.59%	3.23%	3.04%	3.11%	3.04%†	3.28%
Portfolio turnover rate	6%	48%	43%	65%	78%	34%	29%
(a)For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended November 30, 2001 (Unaudited)	Year Ended May 31,					Year Ended August 31, 1996
		2001	2000	1999	1998	1997 (a)
CLASS I**
Net asset value, beginning of period	$9.98	$9.72	$10.12	$10.19	$10.10	$10.07	$10.17
Income from investment operations
Net investment income	0.23	0.46	0.42	0.41	0.42	0.30	0.43
Net realized and unrealized gains or losses on securities	0.03	0.25	(0.33)	0.01	0.09	0.03	(0.10)
Total from investment operations	0.26	0.71	0.09	0.42	0.51	0.33	0.33
Distributions to shareholders from
Net investment income	(0.23)	(0.45)	(0.42)	(0.41)	(0.42)	(0.30)	(0.43)
Net realized gains	0	0	(0.07)	(0.08)	0	0	0
Total distributions to shareholders	(0.23)	(0.45)	(0.49)	(0.49)	(0.42)	(0.30)	(0.43)
Net asset value, end of period	$10.01	$9.98	$9.72	$10.12	$10.19	$10.10	$10.07
Total return	2.61%	7.49%	0.87%	4.20%	5.11%	3.36%	3.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$128,720	$128,558	$139,534	$160,325	$167,905	$32,293	$34,893
Ratios to average net assets
Expenses‡	0.59%†	0.61%	0.62%	0.65%	0.70%	0.86%†	0.90%
Net investment income	4.50%†	4.59%	4.23%	4.04%	4.18%	4.04%†	4.27%
Portfolio turnover rate	6%	48%	43%	65%	78%	34%	29%
(a)For the nine months ended May 31, 1997. The Fund changed its fiscal year end from August 31 to May 31, effective May 31, 1997.

**Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - 98.2%
Airport - 3.2%
Atlanta, GA Arpt. Facs. RB, 0.00%, 01/01/2010, (Insd. by AMBAC) (n)	AAA	$1,000,000	$684,130
Broward Cnty., FL Arpt. Sys. RB, Ser. G, 5.125%, 10/01/2016, (Insd. by AMBAC)	AAA	1,000,000	989,180
San Francisco, CA City & Cnty. Arpt. RB, 5.50%, 05/01/2015, (Insd. by FSA)	AAA	2,000,000	2,076,620
3,749,930
Education - 0.2%
New York Dorm. Auth. RB, State Univ. Edl. Facs., Ser. A, 5.875%, 05/15/2011, (Insd. by AMBAC/TCRS)	AAA	250,000	281,053
Electric Revenue - 7.7%
Piedmont Muni. Pwr. Agcy. SC Elec. RRB, 5.00%, 01/01/2015, (Insd. by MBIA/IBC)	AAA	2,000,000	2,017,120
Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E, 6.90%, 08/01/2021, (Insd. by FGIC)	AAA	4,500,000	5,541,570
Texas Muni. Pwr. Agcy. RB, 0.00%, 09/01/2015, (Insd. by MBIA) (n)	AAA	2,600,000	1,298,960
8,857,650
General Obligation - Local - 17.3%
Broward Cnty., FL GO, Ser. A, 5.25%, 01/01/2014	AA+	2,300,000	2,419,462
Clark Cnty., NV Sch. Dist. GO, Ser. A, 5.75%, 06/15/2011	AAA	1,000,000	1,099,720
Cook Cnty., IL GO, Refunding, Ser. A, 5.625%, 11/15/2016, (Insd. by MBIA)	AAA	1,000,000	1,049,830
Dist. of Columbia GO, Ser. B, 5.50%, 06/01/2012, (Insd. by FSA)	AAA	1,000,000	1,068,920
Elk Grove, CA Unified Sch. Dist. 1 Spl. Tax, Refunding, 6.50%, 12/01/2024	AAA	500,000	612,020
Forest Hills, OH Local Sch. Dist. GO, Sch. Impt., 5.70%, 12/01/2016, (Insd. by MBIA)	AAA	1,500,000	1,593,060
Kings Local Sch. Dist., OH GO, 7.50%, 12/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,288,910
McHenry Cnty., IL Community High Sch. Dist. GO, 0.00%, 01/01/2013 (n)	Aaa	2,040,000	1,181,221
New Rochelle, NY GO, Ser. B, 6.15%, 08/15/2017, (Insd. by MBIA)	AAA	600,000	651,144
New York, NY GO, Ser. D, 5.375%, 08/01/2017, (Insd. by FGIC/TCRS)	AAA	1,500,000	1,547,895
Niagara Falls, NY GO, Pub. Impt.:
7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	633,530
7.50%, 03/01/2016, (Insd. by MBIA)	AAA	750,000	961,740
Pittsburgh, PA GO, Ser. A, 5.375%, 09/01/2014, (Insd. by FGIC)	AAA	2,505,000	2,625,215
Rockford, IL Sch. Dist. GO, 5.00%, 02/01/2014, (Insd. by FGIC)	Aaa	500,000	516,560
Saint Joseph, MI Sch. Dist. GO, 5.00%, 05/01/2026	AAA	725,000	709,166
Snohomish Cnty., WA Sch. Dist. No. 015 GO, Refunding,
5.25%, 12/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,022,080
Weatherford, TX Independent Sch. Dist. GO, 0.00%, 02/15/2022, (Gtd. by PSF) (n)	AAA	3,000,000	959,280
19,939,753

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Hospital - 15.8%
California Hlth. Facs. Fin. Auth. RB, Refunding, Ser. A, 5.75%, 07/01/2015	AAA	$1,000,000	$1,080,830
Greenville Hosp. Sys. SC Hosp. Facs. RB, Ser. A, 5.75%, 05/01/2014, (Insd. by MBIA/IBC)	AAA	2,300,000	2,432,388
Greenwood Cnty., SC Hosp. RB, Self Memorial Hospital, 5.50%, 10/01/2026	A+	1,000,000	972,220
Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys., 5.25%, 08/01/2017	AAA	1,000,000	1,006,830
Illinois Hlth. Facs. Auth. RRB, Ser. AA, 6.50%, 06/01/2012, (Insd. by MBIA)	AAA	1,750,000	2,034,008
Knox Cnty., TN Hlth. & Edl. Hosp. Facs. Auth RRB, Fort Sanders Alliance, 6.25%, 01/01/2013, (Insd. by MBIA)	AAA	1,700,000	1,928,718
Lorain Cnty., OH Hosp. RB:
8.51%, 10/01/2016	NR	2,000,000	2,111,160
8.76%, 10/01/2017	NR	1,250,000	1,330,000
Oklahoma Indl. Auth. RRB, Ser. A, 6.25%, 08/15/2015, (Insd. by MBIA)	AAA	2,000,000	2,210,960
Orange Cnty., FL Hlth. Facs. Auth. RB:
Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	295,000	341,026
Pre-refunded, Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	AAA	610,000	713,718
Washoe Cnty., NV Hosp. Fac. RB, Washoe Med. Ctr. Inc. Proj. Ser. A, 5.00%, 06/01/2021, (Insd. by AMBAC)	AAA	1,000,000	973,280
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	1,000,000	1,097,670
18,232,808
Housing - 18.1%
Alaska Hsg. Fin. Corp. RB, Ser. A, 5.40%, 12/01/2013	AA-	1,000,000	1,046,740
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A, 5.70%, 12/01/2018, (LOC: US Bank, NA)	Aa3	1,000,000	1,012,920
California HFA Home Mtge. RB, Ser. L, 6.40%, 08/01/2027, (Insd. by MBIA)	AAA	390,000	411,294
California HFA MHRB, Ser. B, 6.05%, 08/01/2016, (Insd. by AMBAC/FHA)	AAA	1,000,000	1,051,670
California HFA SFHRB, Ser. A-1, 5.70%, 08/01/2011	AAA	690,000	736,547
Dist. of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by FNMA & GNMA)	AAA	1,965,000	2,033,893
Escambia Cnty., FL HFA SFHRB, Multi Cnty. Program, Ser. A, 5.50%, 10/01/2021, (Insd. by FNMA & GNMA)	Aaa	1,000,000	1,004,780
Georgia HFA SFHRB, Sub Ser. D4, 5.50%, 06/01/2017	AAA	1,000,000	1,021,350
Idaho Hsg. & Fin. Assn. RB, 6.00%, 07/01/2014	A1	2,000,000	2,128,040
Idaho Hsg. Agcy. SFHRB, Ser. C-1, 6.30%, 07/01/2011, (Insd. by FHA)	Aa1	460,000	473,023
Massachusetts HFA SFHRB, Ser. 73, 5.90%, 12/01/2019, (Insd. by FSA)	AAA	1,355,000	1,400,392
Minnesota HFA SFHRB, Ser. H, 6.70%, 01/01/2018	AA+	315,000	327,619
New Mexico Mtge. Fin. Auth. SFHRB, Ser. C-1, 6.00%, 03/01/2032	AAA	1,850,000	1,886,149
New York HFA MHRB, Ser. B, 6.35%, 08/15/2023, (Insd. by AMBAC/HFA)	AAA	1,000,000	1,047,620
New York Mtge. Agcy. RB, Homeowner Mtge., Ser. 86, 5.95%, 10/01/2020	Aa2	1,000,000	1,039,760
Ohio HFA Mtge. RB, Ser. A-2, 6.625%, 03/01/2026, (Insd. by GNMA)	Aaa	360,000	384,905
Utah HFA SFHRB, Sr. Ser. E-1, 5.375%, 07/01/2018, (Insd. by FHA)	AAA	970,000	985,278
Wisconsin Hsg. & EDA RB:
Ser. B, 5.60%, 09/01/2016	AA	1,255,000	1,285,835
Refunding, Ser. E, 5.80%, 09/01/2017	AA	1,500,000	1,555,365
20,833,180

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - 5.3%
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	$3,000,000	$3,355,620
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B, 6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,088,660
Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj., Ser. 2, 6.05%, 01/01/2019, (Insd. by AMBAC)	AAA	1,500,000	1,603,335
New York, NY IDA RB, Japan Airlines Co., 6.00%, 11/01/2015	Aaa	90,000	95,400
6,143,015
Lease - 5.4%
Bakersfield, CA COP, Convention Ctr. Expansion Proj., 5.80%, 04/01/2017, (Insd. by MBIA)	AAA	500,000	534,785
Kansas City, MO Muni. Assist. Corp. RB, Ser. B, 5.85%, 01/15/2016	AAA	2,000,000	2,106,020
Lawrence Township., IN Metropolitan Sch. Dist. GO, 6.875%, 07/05/2011, (Insd. by MBIA/IBC)	AAA	1,500,000	1,756,005
New York Env. Facs. Corp. RRB, Riverbank State Park, 5.50%, 04/01/2016, (Insd. by AMBAC)	AAA	250,000	262,588
Santa Ana, CA Fin. Auth. Lease RB, Police Admin. & Hldg. Facs., Ser. A, 6.25%, 07/01/2015, (Insd. by MBIA)	AAA	300,000	355,275
Texas Public Fin. Auth. Bldg. RB, Ser. A, 5.70%, 02/01/2013, (Insd. by FSA)	AAA	1,160,000	1,252,556
6,267,229
Pre-Refunded - 0.1%
Hempstead Town, NY GO, Ser. B, 5.625%, 02/01/2015, (Insd. by FGIC)	AAA	100,000	111,392
Public Facilities - 1.1%
San Jose, CA Redev. Agcy. Tax Allocation, Merged Area Redev. Proj., 6.00%, 08/01/2015, (Insd. by MBIA)	AAA	1,100,000	1,275,582
Resource Recovery - 0.1%
Islip, NY Resources Recovery Agcy. RB, Ser. B, 7.25%, 07/01/2011, (Insd. by AMBAC)	AAA	100,000	121,373
Special Tax - 4.9%
George L. Smith II, GA World Congress Ctr. Auth. RB, Domed Stadium Proj., 6.00%, 07/01/2011	AAA	1,000,000	1,106,610
Metropolitan Atlanta Rapid Trans. Auth. GA Sales Tax RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	2,500,000	2,607,725
Metropolitan Football Stadium RB, Ser. A, 0.00%, 01/01/2012, (Insd. by MBIA) (n)	AAA	3,225,000	1,998,726
5,713,061
Student Loan - 0.9%
Alaska Student Loan Corp. Student Loan RB, Ser. A, 5.45%, 07/01/2016, (Insd. by AMBAC)	AAA	1,000,000	1,012,960
Tobacco Revenue - 0.9%
Tobacco Settlement Fin. Corp. LA, RB, Taxable Asset Backed, Ser. 2001-A, 6.36%, 05/15/2025	A	1,000,000	1,001,010

EVERGREEN
High Grade Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Transportation - 9.9%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt., 6.00%, 01/01/2015	AAA	$2,000,000	$2,147,540
Massachusetts Port Auth. RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	AAA	1,000,000	1,049,870
New Jersey Trans. Trust Fund Auth. RB:
Ser. A, 5.75%, 06/15/2016	AA	1,000,000	1,113,050
Trans. Sys., Ser. A, 5.75%, 06/15/2015	AA	1,000,000	1,116,000
New Jersey Transit Corp. COP, Fed. Transit Admin. Grants, Ser. A, 6.125%, 09/15/2015, (Insd. by AMBAC)	AAA	1,500,000	1,672,155
Niagara, NY Frontier Auth. Arpt. RB, Greater Buffalo Intl. Arpt., Ser. A, 6.125%, 04/01/2014, (Insd. by AMBAC)	AAA	100,000	106,511
Port Auth. of NY & NJ RB, Ser. 97, 6.50%, 07/15/2019, (Insd. by FGIC)	AAA	500,000	529,565
Sacramento Cnty., CA Arpt. Sys. RB, Ser. A, 6.00%, 07/01/2011, (Insd. by MBIA)	AAA	1,000,000	1,105,010
Salt Lake City, UT Arpt. RB, Ser. A, 6.00%, 12/01/2012, (Insd. by FGIC)	AAA	1,000,000	1,067,610
Wisconsin Trans. RB, Ser. B, 5.50%, 07/01/2022	AA-	1,500,000	1,501,200
11,408,511
Water & Sewer - 7.3%
Chicago, IL Wastewater Transmission RB, 2nd Lien, 6.00%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,132,380
Detroit, MI Wtr. Supply Sys. RB, Sr. Lien, Ser. A, 5.50%, 07/01/2014, (Insd. by FGIC)	AAA	1,500,000	1,597,485
Houston, TX Wtr. Conveyance Sys. Contract COP, Ser. H, 7.50%, 12/15/2014, (Insd. by AMBAC)	AAA	1,000,000	1,257,220
Nassau Cnty., NY GO, Combined Swr. Dist., Refunding, Ser. B, 6.00%, 05/01/2014	AAA	695,000	786,955
Suffolk Cnty., NY IDA Southwest Swr. Sys. RB, 6.00%, 02/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,106,600
Upper Trinity Regl. Wtr. Dist. RB, Ser. A, 6.00%, 08/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,099,090
Wisconsin Clean Wtr. RB, Ser. 1, 6.875%, 06/01/2011	AA+	1,175,000	1,392,986
8,372,716
Total Municipal Obligations			113,321,223

		Shares	Value
SHORT-TERM INVESTMENTS - 0.3%
MUTUAL FUND SHARES - 0.3%
Evergreen Institutional Municipal Money Market Fund (o)		310,393	310,393
Total Investments - (cost $106,356,919) - 98.5%			113,631,616
Other Assets and Liabilities - 1.5%			1,756,310
Net Assets - 100.0%			$115,387,926

See Combined Notes to Schedules of Investments.

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - 96.1%
Airport - 4.1%
Broward Cnty., FL Arpt. Sys. RB, 5.75%, 10/01/2012	AAA	$1,210,000	$1,304,028
Chicago, IL O’Hare Intl. Arpt. RB, Ser. A, 7.50%, 01/01/2016	A+	1,060,000	1,065,523
Clark Cnty., NV Passenger Facs. RB:
4.75%, 07/01/2022	AAA	5,490,000	5,107,621
6.25%, 07/01/2011	AAA	130,000	134,979
Dallas Fort Worth, TX Regl. Arpt. RB:
6.00%, 11/01/2012	AAA	200,000	202,154
6.00%, 11/01/2021	AAA	550,000	551,930
Denver, CO City & Cnty. Arpt. RB, Ser. D, 7.25%, 11/15/2023	AAA	5,075,000	5,363,412
Houston, TX Arpt. Sys. RB, Spl. Facs., Continental Airlines:
Ser. E, 5.875%, 07/01/2012	AAA	1,000,000	1,073,340
Ser. E, 6.75%, 07/01/2029	BB-	10,000,000	7,678,600
Los Angeles, CA Regl. Arpt. Lease, 5.25%, 01/01/2023, (Insd. by AMBAC)	AAA	750,000	733,133
Louisiana Offshore Terminal Auth. RB, 7.45%, 09/01/2004	A	1,500,000	1,523,055
Oklahoma Arpt. Trust RB, 7.70%, 07/01/2008	AAA	200,000	210,132
24,947,907
Community Development District - 1.1%
Los Angeles, CA Community Redev. Agcy. Tax Allocation RB, Ser. G, 6.75%, 07/01/2010	NR	930,000	941,960
Maryland Community Dev. Dept. Hsg. RB:
7.10%, 05/15/2028	Aa2	170,000	173,471
7.30%, 04/01/2025	Aa2	105,000	108,408
Menlo Park, CA Community Dev. Agcy. RB, 8.25%, 12/01/2028	Aa	2,700,000	2,765,988
Miami, FL Spl. Obl. RB, Ser. A, 7.375%, 07/01/2006	AAA	220,000	220,957
Rohnert Park, CA Community Agcy. Tax RB, 6.50%, 08/01/2020	AAA	1,550,000	1,577,466
Wyoming Community Dev. Auth. Hsg. RB:
5.80%, 12/01/2008	AA	455,000	488,857
6.55%, 06/01/2028	AA	630,000	651,848
6,928,955
Continuing Care Retirement Community - 1.8%
Albuquerque, NM Hlth. Care Sys. RB, Lovelace Med. Foundation Proj., 12.00%, 03/01/2011	A	120,000	121,098
Allegany Cnty., MD IDRB, Morgan Manor Care Ctr., 12.45%, 02/01/2027	A	890,000	1,018,231
Belmont Cnty., OH Hlth. Sys. RB, East Ohio Regl. Hosp., 5.80%, 01/01/2018	BB	3,000,000	2,353,530
Brevard, NC Hsg. Auth. RB, Ascend Healthcare, 7.50%, 03/01/2028	NR	500,000	247,500
Carmel, IN Retirement Rental Hsg. RB, Beverly Enterprises Indiana Proj., 8.75%, 12/01/2008	NR	425,000	443,785
Clarksville, IN RB, 4.50%, 01/02/2002	NR	2,000,000	2,000,000
Connecticut Dev. Hlth. Care RB, Independent Living Proj., Ser. B, 8.00%, 07/01/2017	NR	600,000	661,224
Crossville, TN Hlth. & Ed. Board RB, First Mtge. Century Place Hlth., 7.75%, 06/01/2013	NR	500,000	512,605
Dover, TN Hlth. & Edl. Facs. RB, Wessex Corp., 9.50%, 09/01/2011	NR	255,000	255,576
Kansas City, MO EDA RB, 8.00%, 12/01/2002	NR	150,000	152,834
Kentucky Econ. Dev. Fin. Auth. RRB, Retirement Hsg. Foundation, 4.50%, 01/02/2002	A	2,000,000	2,000,000
Massachusetts Hlth. Ed. Facs. RB, New England Sch. of Law:
8.30%, 07/01/2003	A-	125,000	125,804
8.30%, 07/01/2004	A-	125,000	125,804
New Tazewell, TN Hlth. & Edl. RB, 10.00%, 06/01/2017	NR	405,000	406,069
Pell City, AL Spl. Care Facs. Fin. Auth. RB, Ser. A, 8.50%, 07/01/2018	NR	500,000	519,840
10,943,900

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Education - 3.7%
California Edl. Facs. Auth. RB, 7.00%, 03/01/2016	AAA	$640,000	$652,864
Clemson Univ., SC COP, 6.90%, 12/01/2007	AAA	100,000	101,010
Florida Agric. & Mechanical RB, 6.50%, 07/01/2023	AAA	445,000	459,004
Florida Board of Ed. Capital Outlay RRB:
Ser. A, 6.00%, 06/01/2025	AA+	500,000	500,055
Ser. B, 5.00%, 06/01/2011	AA+	300,000	300,981
Florida Board of Regents Student Apt. Facs. RB, 6.10%, 10/01/2020	AAA	200,000	206,580
Illinois Edl. Facs. Auth. RRB, 5.50%, 11/15/2019	BBB-	500,000	409,420
Illinois Student Assistance Loan RB, Sr. Ser. B, 6.40%, 03/01/2005	Aaa	450,000	461,763
Kane Cnty., IL Sch. Dist. Number 101 RB, 5.25%, 12/30/2013	Aaa	6,000,000	6,235,380
Leander, TX Independent Sch. Dist. GO, 0.00%, 08/15/2028 (n)	AAA	22,055,000	4,361,597
Missouri Sch. Boards Assn. COP, 7.375%, 03/01/2006	AAA	65,000	65,809
Montevallo, AL American Village Pub. RB, 6.75%, 02/01/2031	AAA	900,000	963,495
New York Dorm. Auth. RB:
5.25%, 07/01/2010	A3	1,360,000	1,421,091
5.50%, 07/01/2011	A3	1,500,000	1,591,695
5.75%, 07/01/2012	A3	1,000,000	1,083,270
6.375%, 07/01/2007	AAA	1,175,000	1,204,575
7.80%, 12/01/2005	AAA	925,000	954,008
North Texas Higher Ed. Auth., Inc. RB, 6.30%, 04/01/2010	A2	100,000	103,598
Texas Higher Ed. Board College RB, 7.20%, 04/01/2002	A	30,000	30,389
Universal City, TX Edl. Facs. RB, 5.625%, 03/01/2021	A-	1,775,000	1,780,591
22,887,175
Electric Revenue - 0.7%
Piedmont, SC Muni. Pwr. Agcy. Elec. RB:
6.50%, 01/01/2011	AAA	1,500,000	1,537,500
6.85%, 01/01/2007	AAA	890,000	916,789
Pinellas Cnty., FL Pwr. Corp. RB, 7.20%, 12/01/2014	BBB+	2,000,000	2,050,300
4,504,589
Escrow - 0.1%
Maryland Local Govt. Insurance Trust RB, Capitalization Prog. Certificates, 7.125%, 08/01/2009	A	125,000	127,259
Savannah, GA EDA RB, First Mtge. Coastal Care Resources, 7.75%, 09/01/2027	NR	1,000,000	448,750
576,009
General Obligation - Local - 4.0%
Aberdeen, SD GO:
6.90%, 07/01/2004	AAA	250,000	250,977
7.00%, 02/01/2002	A3	400,000	403,124
Birmingham Jefferson, AL GO:
6.70%, 09/01/2005	NR	220,000	246,349
6.75%, 09/01/2006	NR	285,000	324,678
Bristol, CT GO:
7.30%, 06/15/2002	AAA	505,000	512,676
7.40%, 06/15/2004	AAA	100,000	101,520
Broward Cnty., FL GO:
6.20%, 01/01/2007	AA	600,000	614,142
7.00%, 08/15/2011, (Insd. by MBIA)	AAA	1,050,000	1,081,605
Chicago, IL GO, 6.375%, 01/01/2004	AAA	400,000	401,972
Clark Cnty., WA Sch. Dist. GO, 6.95%, 12/01/2006	A3	250,000	250,035
Coconino & Mohave Cnty., AZ GO, 0.00%, 07/01/2002 (n)	Baa3	230,000	226,256

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - continued
Garner, NC GO, 6.50%, 06/01/2006	AA-	$275,000	$281,889
Gatlinburg, TN Pub. Bldg. Auth. GO, 6.90%, 12/01/2012	AAA	425,000	433,670
Hamilton Creek, CO Metro Dist. GO, 11.25%, 12/01/2004	NR	180,000	153,000
Harlingen, TX GO, 5.50%, 08/15/2003	AAA	475,000	476,187
Howell Township, NJ GO, 6.80%, 01/01/2014	AAA	1,000,000	1,024,100
Johnson Cnty., KS GO, 5.80%, 09/01/2005	Aa1	965,000	998,051
Lackawanna Cnty., PA GO, 5.70%, 10/01/2014	AAA	1,000,000	1,003,740
Lebanon, CT GO, 7.00%, 09/15/2006	A1	225,000	228,488
Louisiana Joya, TX Independent Sch. Dist. GO, 7.00%, 08/01/2002	AAA	185,000	185,751
Mentor, OH GO, 7.15%, 12/01/2011	Aa3	500,000	516,715
Meridian Metro Dist., CO GO, 7.50%, 12/01/2011	Baa1	2,500,000	2,525,375
Mobile, AL GO, 0.00%, 08/15/2015 (n)	AAA	500,000	209,430
New Haven, CA Unified Sch. Dist. GO, Ser. B, 0.00%, 08/01/2013 (n)	AAA	650,000	370,734
New York, NY GO:
7.00%, 08/01/2002	AAA	165,000	166,312
7.50%, 02/01/2005	A	1,900,000	1,945,087
Ser. F, 5.125%, 08/01/2013, (Insd. by MBIA)	AAA	2,675,000	2,772,637
Norristown, PA GO:
4.65%, 11/15/2004	AAA	585,000	585,848
4.80%, 11/15/2005	AAA	610,000	610,757
O’Fallon, MO GO, 5.75%, 03/01/2010	AAA	570,000	572,371
Seattle, WA GO, 6.50%, 03/01/2017	AAA	625,000	630,475
Shawnee Cnty., KS Sch. Dist. GO, Refunding, 6.50%, 03/01/2006, (Insd. by FGIC)	AAA	845,000	854,608
Tift Cnty., GA Sch. Dist. GO, 6.125%, 02/01/2015	AAA	250,000	252,140
Travis Cnty., TX GO, 6.40%, 03/01/2004	AAA	225,000	225,191
Twin Falls Cnty., ID Sch. Dist. GO:
5.10%, 08/01/2003	A2	945,000	948,912
5.20%, 08/01/2004	A2	990,000	993,535
Willistown Township, PA GO, 6.90%, 12/15/2014	A1	650,000	651,326
Zanesville, OH GO, Ser. A, 6.90%, 12/01/2009	AAA	665,000	674,975
24,704,638
General Obligation - State - 2.3%
California GO:
5.00%, 11/01/2007	A+	2,000,000	2,117,400
6.25%, 10/01/2019	A+	300,000	315,672
Texas GO, 6.50%, 12/01/2021	AA	5,800,000	5,916,812
Utah GO, 4.50%, 07/01/2011	AAA	5,750,000	5,797,610
14,147,494
Hospital - 17.9%
Alachua Cnty., Hlth. Facs. RB, Mental Hlth. Svcs. Proj. A, 7.75%, 07/01/2010, (Insd. by FSA)	AAA	587,000	598,799
Allegheny Cnty., PA Hosp. Dev. Auth. RB:
5.75%, 05/15/2027	Ba3	5,995,000	3,940,753
6.00%, 10/01/2013	AAA	355,000	371,692
9.25%, 11/15/2030	B+	18,500,000	19,367,835
Armstrong Cnty., PA Hosp. Auth. RB, 6.75%, 08/15/2012	AAA	165,000	169,762
Broward Cnty., FL Hlth. Facs. Auth. RB, 6.75%, 08/15/2006	AAA	4,000,000	4,120,400
Butler Cnty., OH Hosp. Facs. RB, Middletown Regl. Hosp., 6.75%, 11/15/2010	AAA	2,250,000	2,317,725

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
California Hlth. Facs. Fin. RB:
6.25%, 03/01/2021	AAA	$440,000	$450,613
6.50%, 03/01/2011	AAA	300,000	307,566
6.75%, 03/01/2014	AAA	565,000	582,006
7.00%, 03/01/2013	AAA	440,000	453,244
7.10%, 07/01/2019	A+	325,000	326,749
AMT Home Mtge., Ser. L, 0.00%, 02/01/2031 (n)	AAA	1,220,000	209,230
Cnty. Program, Ser. B, 7.20%, 01/01/2012	Aaa	125,000	126,887
Insured Adventist, 6.50%, 03/01/2014	AAA	1,420,000	1,455,287
Colorado Hlth. Facs. Auth. RB, Lutheran Med. Ctr. Proj., 7.25%, 10/01/2014	AAA	480,000	487,248
Connecticut Hlth. & Ed. Facs. RB, 6.625%, 07/01/2014	AAA	295,000	302,387
Crittenden Cnty., AR Hosp. RB:
7.00%, 07/01/2020	BBB+	1,000,000	1,077,170
7.15%, 07/01/2025	BBB+	1,000,000	1,080,140
Culpeper, VA IDA RRB, Med. Facs. America, 6.40%, 01/15/2003	AA-	250,000	250,773
Cuyahoga Cnty., OH Hosp. RB, 6.25%, 08/15/2010	AAA	300,000	318,018
Delaware Hlth. Facs. Auth. RB, 7.00%, 10/01/2003	AAA	1,500,000	1,508,115
Dubuque, IN Hosp. Facs. RB, Finley Hosp. Proj., 6.875%, 01/01/2012	A-	1,000,000	1,028,020
Duluth, MN EDA Hosp. RB, 6.40%, 05/01/2018	AAA	1,000,000	1,033,650
Glendale, CA Hosp. RB, 6.75%, 03/01/2013	AAA	705,000	726,221
Hamilton Cnty., OH Hosp. Facs. RB:
7.00%, 01/01/2009	AAA	1,150,000	1,154,945
Highlands Cnty., FL Hlth. Facs. RB, 6.00%, 11/15/2031	A-	4,250,000	4,277,242
Hillsborough Cnty., FL Hosp. Auth. RB, 6.375%, 10/01/2013	AAA	1,600,000	1,673,344
Houston Cnty., AL Hosp. Board RB, Southeast AL Med. Ctr. Proj., 7.625%, 04/01/2007	A+	295,000	317,709
Huntington Cnty., PA Hosp. Auth. RB:
7.40%, 08/01/2003	AA	440,000	456,469
7.875%, 08/01/2011	AA	1,010,000	1,048,986
Illinois Hlth. Facs. Auth. RB:
7.60%, 08/15/2010	AAA	1,118,000	1,140,472
Ser. A, 7.90%, 08/15/2003	AAA	193,000	194,949
Elmhurst Memorial Hosp., 6.50%, 01/01/2012	AAA	1,290,000	1,320,238
Indiana Hlth. Facs. Hosp. RB:
6.40%, 05/01/2012	AAA	3,000,000	3,101,970
Community Hosp. Proj., 6.85%, 07/01/2022	AAA	4,125,000	4,303,406
Jacksonville, FL Hlth. Facs. Hosp. RB:
6.60%, 02/01/2021	AAA	575,000	590,128
8.00%, 10/01/2006	NR	600,000	590,976
Ser. A, 8.00%, 10/01/2015	NR	4,495,000	4,330,977
Ser. B, 8.00%, 10/01/2015	NR	260,000	250,513
Lakewood, OH Hosp. Impt. RB, Lakewood Hosp., 6.00%, 02/15/2010	AAA	450,000	452,034
Louisiana Pub. Facs. Auth. Hosp. RB:
6.50%, 11/01/2014	AAA	350,000	351,715
7.00%, 11/01/2005	NR	100,000	101,010
Ser. A, 7.00%, 11/01/2002	AAA	500,000	501,970
Macon Cnty., GA Med. Foundation, Inc. RRB, Flint River Community Hosp., 9.00%, 03/01/2011	NR	750,000	751,065
Madison Cnty., IN Hosp. Auth. Facs. RB, Ser. A, 8.00%, 01/01/2014	AAA	1,585,000	1,601,008
Martin Cnty., FL Hlth. Facs. RB, 7.375%, 11/15/2012	AAA	200,000	204,020

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
Massachusetts Hlth. Ed. Facs. RB:
6.625%, 07/01/2025	AAA	$275,000	$286,190
7.20%, 07/01/2009	AAA	130,000	131,963
Mississippi Hosp. Equip. & Facs. RB, 6.40%, 01/01/2007	AAA	250,000	255,840
Montgomery Cnty., OH Hosp. RB, 7.40%, 04/01/2009	AAA	160,000	162,416
New Castle, PA Area Hosp. Auth. RRB:
6.50%, 11/15/2009	Ba3	1,000,000	833,560
Ser. A, 6.50%, 11/15/2017	Ba3	160,000	120,634
New Jersey Hlth. Care Facs. RB:
6.50%, 07/01/2020	AAA	565,000	573,328
6.50%, 07/01/2021	AAA	860,000	881,078
6.625%, 07/01/2016	AAA	720,000	738,065
New York Med. Care Facs. Fin. Agcy. RB:
6.625%, 11/01/2018	AAA	1,020,000	1,055,292
7.35%, 02/15/2029	AAA	290,000	299,106
7.40%, 11/01/2004	AAA	1,575,000	1,614,375
7.50%, 11/01/2011	AAA	585,000	603,193
7.75%, 02/15/2020	AAA	5,000	5,050
8.875%, 08/15/2007	AA-	20,000	20,618
Long Term Hlth. Care, Ser. B, 7.375%, 11/01/2011	AAA	1,100,000	1,116,610
Mental Hlth. Svcs., 7.375%, 02/15/2014	AA-	45,000	45,246
North Carolina Hsg. Fin. & Dev. Auth. SFRB, Ser. HH, 6.20%, 03/01/2018	AA	950,000	983,364
North Central, TX Hlth. Fac. Dev. RB, 6.25%, 10/01/2005	AAA	645,000	660,932
Oakland, CA Health Facs. RB, East Oakland Hlth. Ctr., Ser. A, 7.60%, 10/01/2020	A+	300,000	301,752
Peninsula Port Auth., VA Hosp. RB, 8.70%, 08/01/2023	AAA	500,000	581,250
Piedmont Hsg. Dev. Auth. First Mtge. RRB, Nash Grove Manor, Inc. 8.00%, 01/01/2013	NR	500,000	500,750
Pima Cnty., AZ IDA Hlth. Care Corp. RB, 8.00%, 07/01/2013	AAA	455,000	461,871
Pima Cnty., AZ Indl. Dev. Hlth. RB, 6.75%, 07/01/2016	AAA	390,000	401,739
Rhode Island Hlth. & Ed. RB, 7.00%, 07/01/2010	AAA	500,000	512,700
Saginaw, MI Hosp. Fin. Auth. RB, 6.00%, 07/01/2021	AAA	1,050,000	1,052,283
San Antonio, TX Hlth. Facs. RB, Dev. Corp., 8.25%, 12/01/2019	NR	1,250,000	1,284,062
Sayre, PA Hlth. Care Facs. Auth. RB:
7.70%, 12/01/2015	AAA	750,000	753,750
Guthrie Healthcare:
Ser. A, 6.00%, 03/01/2021	AAA	1,265,000	1,269,605
Ser. A, 7.10%, 03/01/2017, (Insd. by AMBAC)	AAA	1,545,000	1,591,504
Healthcare Nursing Fac., 7.25%, 10/01/2018	AAA	190,000	192,869
Sierra Vista, AZ Dev. Auth. RRB, Sierra Vista Med. Invest., 8.50%, 08/01/2010	NR	460,000	465,184
South Carolina Jobs Econ. RB, Ebenezer Nursing, 6.90%, 01/20/2037	AAA	2,300,000	2,600,311
St. Mary Hosp. Auth. Langhorne RB, 7.00%, 06/15/2015	AAA	405,000	411,116
St. Petersburg, FL Hlth. Facs. Auth. RB:
6.50%, 11/15/2010	AAA	500,000	528,840
7.00%, 12/01/2015	AAA	2,750,000	2,805,358
7.00%, 12/01/2021, (Insd. by MBIA)	AAA	1,610,000	1,642,425
Tyler, TX Hlth. Facs. Dev. Corp. RB, 6.50%, 07/01/2022	AAA	1,625,000	1,689,756
University of Arizona Med. Ctr. Hosp. RB, 6.25%, 07/01/2016	AAA	445,000	464,135
Utah Board of Regents RB:
5.50%, 08/01/2014	AAA	1,000,000	1,053,570
5.50%, 08/01/2016	AAA	1,055,000	1,095,797

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
Waco, TX Hlth. Facs. Dev. Corp. RB:
7.125%, 09/01/2014	AAA	$850,000	$867,000
Hillcrest Baptist Med. Ctr. Proj., 7.00%, 09/01/2005	AAA	135,000	137,700
Ward Cnty., ND Hlth. Care Fac. RB, St. Joseph Hosp. Corp. Proj.,
8.875%, 11/15/2014	AAA	900,000	1,057,536
Washington Cnty., OK Med. Auth. RB, J. Phillips Hosp., 6.125%, 11/01/2014	AAA	1,060,000	1,064,367
Washington Hlth. Care Facs. RB:
6.75%, 12/01/2019	AAA	750,000	750,098
7.20%, 12/01/2015	AAA	1,360,000	1,360,190
Wataga, IL Hlth. Facs. RB, 10.00%, 09/01/2016	NR	1,000,000	700,250
Wisconsin Hlth. & Ed. RB, RFDF, Inc. Proj., 7.375%, 07/15/2027	NR	1,595,000	781,550
110,091,614
Housing - 13.4%
Austin, TX Hsg. Fin. Corp. SFHRB, 0.00%, 02/01/2016 (n)	C	5,110,000	591,942
Battery Park City Auth., NY RB, 10.00%, 06/01/2023	AAA	290,000	291,253
Beverly, WV Hsg. Corp. Mtge. RB, Beverly Manor, 11.00%, 11/15/2022, (Insd. by FHA)	NR	365,000	420,633
Bexar Cnty., TX Hsg. Fin. Corp. RB, 7.00%, 07/01/2028	NR	2,390,000	1,544,944
Broward Cnty., FL HFA RB, 0.00%, 04/01/2014 (n)	BBB	55,000	16,101
California HFA RB, Home Mtge., Ser. G, 7.25%, 08/01/2017	AA-	550,000	553,327
Central MO Univ. RB, 4.65%, 07/01/2005	AAA	250,000	250,272
Charlotte, NC Hsg. Auth. RB, Ascend Healthcare, Inc., 7.50%, 03/01/2028	NR	500,000	199,375
Cook Cnty., IL SFHRB, 0.00%, 07/01/2015 (n)	Ba2	55,000	12,906
Corpus Christi, TX HFA SFHRB, Ser. A, 7.70%, 07/01/2011	AAA	575,000	594,021
De Kalb Cnty., GA Hsg. MHRB, 5.00%, 09/01/2011	AAA	1,105,000	1,108,304
Delaware Econ. Dev. MHRB:
0.00%, 12/20/2027 (n)	AAA	16,825,000	2,291,733
9.75%, 07/20/2020	AAA	190,000	198,132
Delaware Hsg. Auth. RB:
7.15%, 07/01/2014	A+	740,000	755,569
7.20%, 12/01/2021	Aa3	1,190,000	1,215,026
District of Columbia HFA RB, 7.75%, 09/01/2016	AAA	282,500	283,062
Duval Cnty., FL SFHRB:
0.00%, 10/01/2032 (n)	NR	5,460,000	773,300
6.30%, 06/01/2029	Aaa	950,000	988,760
Florida HFA RB:
0.00%, 12/01/2029, (Insd. by FSA) (n)	AAA	5,545,000	970,541
0.00%, 07/01/2030, (Insd. by FSA) (n)	AAA	12,500,000	1,848,125
8.10%, 10/01/2002	NR	900,000	886,671
Grady Cnty., OK HFA SFHRB, 6.70%, 01/01/2012	AAA	600,000	613,638
Hawaii Hsg. Fin. & Dev. Corp. RB, Ser. A, 8.00%, 07/01/2023	AA	250,000	252,540
Houston, TX Hsg. Fin. Corp. RRB, Ser. A, 8.00%, 06/01/2014	A	65,000	69,124
Illinois Hsg. Dev. Auth. MHRB, 0.00%, 07/01/2025 (n)	AAA	11,992,318	1,333,159
Kansas City, KS Mtge. RB, 7.75%, 06/01/2021	AAA	340,000	343,213
Lake Charles, LA Non Profit Hsg. RB, Dev. Corp., Ser. A, 7.875%, 02/15/2025	AAA	2,480,000	2,559,608
Loma Linda, CA Collateralized RRB, Multifamily Redlands, 7.375%, 06/01/2009	AAA	785,000	786,594
Los Angeles, CA MHRB:
7.30%, 07/20/2011	AAA	175,000	177,223
8.10%, 05/01/2017, (Coll. by GNMA)	Aaa	175,000	181,912
Ser. A, 7.00%, 05/01/2006, (Coll. by GNMA)	AAA	75,000	75,108

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
Luzerne Cnty., PA Hsg. Corp. RB, 8.125%, 12/01/2008	NR	$585,000	$586,147
Manatee Cnty., FL HFA Mtge. RB, 0.00%, 10/01/2015 (n)	BBB	43,680	9,882
Manchester, NH Hsg. & Redev. Auth. RB:
Ser. B, 0.00%, 01/01/2016, (Insd. by ACA) (n)	A	4,990,000	2,211,917
Ser. B, 0.00%, 01/01/2017, (Insd. by ACA) (n)	A	5,140,000	2,122,357
Ser. B, 0.00%, 01/01/2018, (Insd. by ACA) (n)	A	5,110,000	1,965,102
Ser. B, 0.00%, 01/01/2019, (Insd. by ACA) (n)	A	2,570,000	925,149
Ser. B, 0.00%, 01/01/2020, (Insd. by ACA) (n)	A	3,140,000	1,059,153
Massachusetts Hsg. Fin. Agcy. RB, 6.875%, 11/15/2011	AAA	1,935,000	1,999,745
Michigan Hsg. SFHRB, Ser. A, 6.80%, 12/01/2012	AA+	170,000	173,262
Minneapolis MN, Hsg. Redev. Auth. Healthcare RB, Health One Group, Ser. A, 7.40%, 08/15/2011	AAA	1,000,000	1,029,480
Missouri Hsg. Dev. Commission RB:
7.00%, 09/15/2021	AAA	120,000	121,685
7.00%, 09/15/2022, (Insd. by FHA)	AA+	250,000	253,517
Ser. B, 0.00%, 09/01/2012, (Insd. by FHA) (n)	AA+	545,000	268,315
Mobile, AL Hsg. Assistance Corp. RRB,, 7.625%, 08/01/2023, (Insd. by FHA)	AAA	300,000	303,822
Montgomery Cnty., MD MHRB, 7.375%, 07/01/2032	A3	490,000	500,050
Montgomery Knolls Hsg. Dev. Corp. RB, 9.75%, 12/01/2027	AAA	305,000	331,605
Nebraska Investment Fin. MHRB, Hardy Bldg. Proj., 8.50%, 10/01/2019	NR	435,000	436,414
Nevada Hsg. Division RB, 7.75%, 04/01/2022	AA	190,000	193,844
New Hampshire Hsg. Fin. Auth. RB:
7.70%, 07/01/2029	A+	310,000	310,416
7.75%, 07/01/2023	A+	120,000	122,629
New Orleans, LA Hsg. Dev. Corp. RB, Tulane Avenue Proj., 7.875%, 06/01/2010	A-	300,000	302,244
North Dakota Hsg. SFHRB, 7.30%, 07/01/2024	A+	645,000	659,254
Odessa, TX Hsg. Fin. Corp. RB, 0.00%, 06/01/2012 (n)	AAA	450,000	275,688
Ohio HFA SFHRB, 0.00%, 01/15/2015 (n)	AAA	25,000	6,834
Oklahoma HFA SFHRB, 0.00%, 09/01/2030 (n)	Aaa	2,995,000	493,636
Pinellas Cnty., FL Hsg. Fin. RB, 6.25%, 10/01/2025	Aaa	975,000	1,010,480
Puerto Rico Hsg. Fin. Corp. RB:
3.35%, 06/01/2003	AAA	5,000,000	5,017,500
5.20%, 12/01/2033	AAA	245,000	245,218
Rhode Island Hsg. & Mtge. Fin. RB:
6.70%, 10/01/2012	AA+	2,500,000	2,589,450
7.10%, 04/01/2018	AA+	345,000	351,765
7.95%, 10/01/2030	A	100,000	100,646
Homeownership Corp.:
6.75%, 10/01/2025	AA+	10,000,000	10,292,600
7.55%, 10/01/2022	AA+	25,000	25,534
San Francisco, CA City & Cnty., 6.85%, 07/01/2024	AAA	3,625,000	3,805,634
Sherman, IL RB, First Mtge. Villa Vianne, Ser. A, 7.75%, 10/01/2022	NR	550,000	591,569
Somerville, MA Hsg. Auth. RB, 7.95%, 11/20/2030	AAA	1,200,000	1,219,296
Tampa, FL Home Mtge. RB, 0.00%, 10/01/2014, (Insd. by FHA) (n)	BB+	1,580,000	272,755
Texas Hsg. Agcy. Res. Dev. RB:
Ser. A, 7.60%, 07/01/2016	AA	190,000	192,935
Ser. A, 7.60%, 07/01/2018	AAA	110,000	111,700
Tulare Cnty., CA Hsg. Auth. RB, 7.50%, 08/01/2023	AAA	910,000	950,368
Utah HFA RB, RHA Community Svcs. Proj., Ser. A, 6.875%, 07/01/2027	NR	1,000,000	943,290
Vermont HFA Home Mtge. RB, Ser. B, 7.60%, 12/01/2024	AAA	175,000	177,053

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
Virginia Hsg. Dev. Auth. RB:
6.25%, 07/01/2011	AA+	$5,520,000	$5,636,914
7.10%, 01/01/2017	AA+	600,000	612,738
Ser. A, 7.10%, 01/01/2022	AA+	1,000,000	1,021,070
Ser. A, 7.10%, 01/01/2025	AA+	3,000,000	3,063,150
Washington Single Family Mtge., 7.10%, 07/01/2022	AAA	500,000	507,185
Washington, GA Wilkes Payroll RB, 0.00%, 12/01/2021 (n)	Aaa	8,000,000	2,229,760
West Virginia Hsg. Dev. Fund RB, Ser. B, 7.20%, 11/01/2020, (Insd. by FHA)	AAA	1,340,000	1,391,550
Wisconsin Hsg. & EDA RB, 6.875%, 09/01/2024	AA	395,000	403,516
Wood Glen, TX Hsg. Fin. Corp. RB, Mtge. Rev., Ser. A, 7.65%, 07/01/2022	AAA	1,000,000	1,013,360
82,625,299
Industrial Development Revenue - 24.5%
Alaska Indl. Dev. & Export Auth. RB, 7.95%, 04/01/2010	A-	1,460,000	1,482,878
Berks Cnty., PA IDA RB, Supermarkets Gen. Corp., 10.50%, 11/01/2003	NR	1,645,000	1,564,411
Brazos River Auth., TX PCRB:
4.25%, 05/01/2033	BBB	5,000,000	5,015,400
6.50%, 12/01/2027	AAA	200,000	208,536
6.75%, 04/01/2022	AAA	200,000	207,236
Broward Cnty., FL Solid Waste Disp. RB, 7.15%, 02/01/2023	A	200,000	205,038
Bryan Cnty., OK Econ. Dev. RB, 8.60%, 07/01/2010	B1	495,000	443,812
Burlington, KS PCRB, KS Gas & Elec. Co. Proj., 7.00%, 06/01/2031, (Insd.by MBIA)	AAA	2,715,000	2,796,721
California PCRB:
6.00%, 07/01/2027	AAA	630,000	644,276
6.40%, 12/01/2024	AAA	19,200,000	19,812,387
Carroll Cnty., KY PCRB, KY Util. Co., Ser. A, 7.45%, 09/15/2016	A-	1,000,000	1,051,990
Casa Grande, AZ IDA RB, 8.25%, 12/01/2015	NR	660,000	654,766
Charlotte Cnty., FL IDA RB, Beverly Enterprises, 10.00%, 06/01/2011	NR	340,000	351,489
Citrus Cnty., FL PCRB, 6.625%, 01/01/2027	AAA	1,870,000	1,913,515
Clarion Cnty., PA IDA RRB, Beverly Enterprises, Inc., 5.875%, 05/01/2007	NR	500,000	485,220
Clark Cnty., NV IDRB:
6.70%, 06/01/2022	AAA	15,895,000	16,499,487
Ser. B, 5.90%, 10/01/2030	NR	445,000	418,060
Clark Cnty., OH IDRB, Main Assn. Proj., 8.00%, 11/01/2005	NR	643,241	640,931
Cleveland, OH Non-Tax RB, Capital Apprec. Cleveland Stadium, 0.00%, 12/01/2009 (n)	AAA	810,000	515,055
Columbia Cnty., PA IDA RB, Orangeville Nursing Ctr. Associates, 9.00%, 12/01/2012	NR	400,000	397,008
Cumberland Cnty., PA IDRRB, Beverly Enterprises, Inc. Proj., 5.50%, 10/01/2008	NR	285,000	268,319
Cuyahoga Cnty., OH IDRB, 8.75%, 09/15/2007	Aaa	1,000,000	1,007,700
Dade Cnty., FL IDRB, Solid Wst. Disposal, 7.15%, 02/01/2023	A	5,250,000	5,382,247
Delaware EDRB, Supermarkets Gen. Corp., 10.875%, 12/01/2003	NR	830,000	794,982
Farmington, NM PCRB:
5.875%, 06/01/2023	AAA	3,410,000	3,500,399
7.20%, 04/01/2021	AAA	1,150,000	1,184,615
Fredericksburg, VA IDRB, 6.70%, 08/15/2009	AAA	770,000	789,466
Gainesville, GA Redev. Auth. RB, First Mtge. Autumn Breeze, Ser. A, 8.00%, 04/01/2026	NR	200,000	100,000
Greene Cnty., PA IDRB, Beverly Enterprises, 5.50%, 03/01/2008	NR	200,000	187,588
Hudson Cnty., NJ COP, 6.60%, 12/01/2021	AAA	1,410,000	1,458,137

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - continued
Humbolt Cnty., NV PCRB, 6.55%, 10/01/2013	AAA	$2,500,000	$2,611,875
Indianapolis, IN Econ. Dev. RB, 6.50%, 07/01/2016	BBB	100,000	97,605
Jasper Cnty., IN PCRB, 7.10%, 07/01/2017	AAA	1,380,000	1,421,538
Kanawha Cnty., WV IDRB:
5.50%, 11/01/2008	NR	270,000	249,615
8.00%, 08/01/2020	A	1,930,000	1,954,414
Lawrence, MA IDRB, New Balance Realty Trust Proj., 10.00%, 10/01/2003	A-	110,000	110,645
Leon Cnty., TX PCRB, Nucor Corp., 8.00%, 07/01/2006	AA-	425,000	426,764
Lewis & Clark Cnty., MT Environmental RB:
5.60%, 01/01/2027	B+	200,000	75,000
5.85%, 10/01/2033	B+	5,300,000	1,987,553
Liberty Cnty., GA IDA RB, Leconte Pptys. Inc., Proj., 7.875%, 12/01/2014	BB	200,000	148,806
Maryland Indl. Fin. Auth. RB, 7.125%, 07/01/2006	A-	215,000	216,159
Mason Cnty., WV PCRB, 7.875%, 11/01/2013	Baa1	2,990,000	3,031,698
Matagorda Cnty., TX Navigation Dist. RB, 6.70%, 03/01/2027	AAA	7,200,000	7,411,680
McKean Cnty., PA IDA RB, Corning Glass Works Proj., 7.75%, 06/01/2005	A2	200,000	200,394
Mercer Cnty., ND PCRB, 6.65%, 06/01/2022	AAA	1,000,000	1,039,070
Mercer Cnty., PA IDA RB, Grumberg Associates, 13.00%, 06/01/2007	BBB-	810,000	841,039
Mesa Cnty., CO IDRB, 8.50%, 09/15/2006	NR	1,020,000	1,020,908
Michigan Strategic Ltd. RB, NSF Intl. Proj., Ser. A, 5.75%, 08/01/2019	Aa3	375,000	388,909
Mississippi Business Fin. Corp. RB, 7.15%, 05/01/2016	AA-	150,000	155,246
Mohave Cnty., AZ Indl. Dev. Auth. RB, 7.05%, 08/01/2020	AAA	200,000	201,236
Montana Board of Investment RB, Workers Compensation Prog., 6.875%, 06/01/2011	AAA	2,800,000	3,166,352
Montgomery Cnty., PA IDA RB, 7.50%, 01/01/2012	AA-	2,045,000	2,130,890
New Hampshire IDA RB:
7.65%, 05/01/2021	BBB-	4,750,000	4,852,362
New Jersey EDA RB:
Baker Protective Svcs. Proj., 9.95%, 12/01/2003	Ba3	1,015,000	1,030,672
Continental Airlines, Inc. Proj., 6.25%, 09/15/2029	BB-	5,000,000	3,849,450
New Jersey EDA RRB, Holt Hauling & Warehousing, 8.40%, 12/15/2015	NR	1,000,000	920,000
Ohio Air Quality Dev. Auth. RB, 8.00%, 12/01/2013	AAA	2,750,000	2,922,645
Oklahoma Dev. Fin. Auth. RB:
4.80%, 08/15/2006	B-	60,000	50,410
5.625%, 08/15/2019	B-	530,000	392,020
5.625%, 08/15/2029	B-	40,000	29,408
5.75%, 08/15/2014	B-	75,000	58,465
Oklahoma Ind. Auth. RB, 7.00%, 08/15/2003	AAA	200,000	215,310
Oklahoma Ordinance Works Auth. RB, 7.875%, 03/01/2015	BBB+	1,215,000	1,233,091
Orange Cnty., FL IDA RB, 9.25%, 08/01/2010	NR	660,000	680,698
Rockport, IN PCRB, 7.60%, 03/01/2016	AAA	2,895,000	2,982,139
Russell Cnty., VA IDA RB, 7.70%, 11/01/2007	Baa1	700,000	709,865
Sabine River Auth. TX PCRB, 6.55%, 10/01/2022	AAA	685,000	718,729
Saint Charles Parish, LA PCRB, 7.50%, 06/01/2021	AAA	500,000	512,830
Salem Cnty., NJ PCRB, E.I. DuPont-Chambers Works Proj., Ser. A, 6.50%, 11/15/2021	Aa3	1,150,000	1,174,242
Selma, AL Indl. Dev. Board RB, Hammermill Plant Proj., 6.875%, 04/01/2004	A3	770,000	778,847
South Charleston, WV IDRB, Chemical & Plastics, 8.00%, 08/01/2020	A	980,000	992,270
Trinity River Auth., TX PCRB, 5.00%, 05/01/2027	BBB	3,000,000	2,985,690

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - continued
Upper Potomac River, MD RB, 9.125%, 08/01/2015	A	$1,510,000	$1,540,804
Volusia Cnty., FL Indl. Dev. RB, 6.625%, 09/01/2016	AAA	355,000	363,914
Warren Cnty., PA IDA RRB, 9.00%, 11/01/2012	NR	250,000	257,813
West Feliciana Parish, LA PCRB:
7.70%, 12/01/2014	BB+	2,725,000	2,838,033
9.00%, 05/01/2015	NR	15,450,000	15,881,827
West Plains, MO IDA RB, Beatrice Co., 8.75%, 08/01/2007	A3	250,000	251,955
Winter Garden, FL IDA RB, Beverly Enterprises, 8.75%, 07/01/2012	NR	470,000	488,081
Wood Cnty., OH IDRB, Schutz Container Sys. Proj., Ser. A, 7.125%, 06/01/2013	NR	3,405,000	3,703,755
151,284,390
Lease - 1.2%
Atlanta, GA Downtown Dev. Auth. RB, 6.25%, 10/01/2012	AA	625,000	656,087
Hamilton Cnty., IN Pub. Bldg. Corp., 6.25%, 01/20/2013	AA-	685,000	716,229
Jefferson Cnty., CO COP, 6.65%, 12/01/2008	AAA	1,085,000	1,151,131
Kansas City, MO Sch. Bldg. Lease RB, 6.50%, 02/01/2008	AAA	895,000	917,438
Los Angeles, CA COP, 6.25%, 05/01/2015	AAA	625,000	648,313
Ontario, CA Redev. Fin. Auth. RB, 6.375%, 08/01/2020	AAA	455,000	466,807
Philadelphia, PA Muni. Auth. RB, 7.10%, 11/15/2005	AAA	650,000	669,565
Santa Clara, CA Local Govt. Fin. Auth. RB, 6.00%, 02/01/2014	AAA	410,000	411,718
Southern California Rapid Transit Dist. COP, 7.50%, 07/01/2005	AAA	1,000,000	1,024,630
St. Louis, MO Muni. Fin. Corp. RB, 0.00%, 07/15/2014, (Insd. by AMBAC) (n)	AAA	1,500,000	754,395
7,416,313
Miscellaneous Revenue - 2.3%
Austin, TX Convention Enterprise, RB:
6.60%, 01/01/2021	BBB-	1,000,000	1,013,550
6.70%, 01/01/2028	BBB-	500,000	508,455
Gulf Breeze, FL RB, 7.75%, 12/01/2015, (Insd. by FGIC & MBIA)	AAA	510,000	517,701
Michigan Strategic Ltd. RB, 6.875%, 12/01/2021	AAA	350,000	357,046
Phoenix, AZ Street & Highway RB, 6.25%, 07/01/2011	AAA	10,000,000	10,416,700
South Carolina Jobs EDRB, 6.625%, 04/01/2036	BBB-	1,500,000	1,502,400
14,315,852
Port Authority - 6.0%
Brazos River Auth., TX RB, 6.70%, 03/01/2017	AAA	15,515,000	15,971,141
Coastal Wtr. Auth., TX Conveyance Sys. RB, 7.50%, 12/15/2016	AAA	20,000	20,282
Louisiana Offshore Terminal Auth. RB, 7.60%, 09/01/2010	A	1,125,000	1,142,438
New Jersey Turnpike Auth. RB, 6.75%, 01/01/2008	AAA	1,895,000	1,951,869
Pocahontas Parkway Associates, VA RB:
Ser. B, 0.00%, 08/15/2020 (n)	BBB-	3,800,000	1,060,428
Ser. B, 0.00%, 08/15/2021 (n)	A	8,950,000	2,332,817
Ser. B, 0.00%, 08/15/2022 (n)	BBB-	10,000,000	2,424,900
Port Auth. NY & NJ Special Obligation RB:
6.25%, 12/01/2009	AAA	7,500,000	8,395,275
9.00%, 12/01/2006	Ba2	375,000	377,831
Puerto Rico Commonwealth Infrastructure RB, Ser. A, 7.75%, 07/01/2008	BBB+	780,000	791,466
South Carolina Port Auth. RB, 6.75%, 07/01/2021	AAA	1,905,000	1,957,978
St. Paul, MN Port Auth. IDA RB, Lottery:
Ser. K, 9.50%, 12/01/2014, (Insd. by FGIC)	AAA	235,000	246,846
Ser. N, 10.00%, 12/01/2014, (Insd. by FGIC)	AAA	250,000	263,228
36,936,499

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Power - 0.2%
North Carolina Eastern Muni. Pwr. Agcy. RB:
6.50%, 01/01/2017	AAA	$100,000	$102,275
7.00%, 01/01/2019	BBB+	410,000	410,418
Platte River Pwr. Auth. Co. Pwr. RB, 5.75%, 06/01/2018	AA-	900,000	900,609
1,413,302
Public Facilities - 1.6%
Crossings at Fleming Island, FL RB, Ser. A, 5.60%, 05/01/2012	AAA	2,000,000	2,175,240
Louisiana Pub. Facs. Auth. RB:
5.75%, 05/15/2011	AAA	425,000	430,976
6.50%, 05/15/2022	AAA	5,000,000	5,179,450
8.00%, 10/01/2009	NR	1,068,035	798,356
Michigan Muni. Bond Auth. RB, 8.625%, 11/01/2016	AAA	485,000	488,148
West Jefferson, GA Amusement & Pub. Park Auth. RB, Visionland, AL Proj., 7.50%, 12/01/2008	NR	860,000	975,283
10,047,453
Resource Recovery - 0.1%
Orange Cnty., FL Solid Waste Fac. RB, 6.375%, 10/01/2017	AAA	815,000	855,497
Sales Tax - 0.4%
Brevard Cnty., FL Sales Tax RB, 7.00%, 12/01/2018	AAA	250,000	255,035
Dallas, TX Area Rapid Transit RB, 5.50%, 12/01/2011	AAA	2,000,000	2,179,860
2,434,895
Solid Waste - 1.5%
Ohio Solid Wst. Disp. RB, USG Corp. Proj., 6.05%, 08/01/2034	B	355,000	231,638
Spokane, WA Regional Solid Wst. Mgmt. Sys. RB:
5.25%, 12/01/2010	AAA	1,465,000	1,554,512
5.25%, 12/01/2011	AAA	1,650,000	1,747,432
Tulsa, OK Pub. Facs. Auth. Solid Wst. RB, Garden Martin Sys. Tulsa, Inc. Proj., 6.95%, 05/01/2007	AAA	425,000	431,375
Valdez, AK Marine Terminal RB, Sohio Pipeline, 7.125%, 12/01/2025	AA+	3,850,000	4,036,455
Wasco Cnty., OR Solid Wst. Disp. RB, Waste Connections Inc., 7.25%, 03/01/2021	NR	1,475,000	1,485,119
9,486,531
Special Tax - 1.4%
Elk Grove, CA Unified Sch. Dist. Spl. Tax RB, 0.00%, 12/01/2018 (n)	AAA	2,190,000	883,621
Orange Cnty., FL Tourist Dev. Tax RB, 6.00%, 10/01/2016	AAA	335,000	337,218
San Francisco, CA City & Cnty. RB:
0.00%, 08/01/2018 (n)	A	3,910,000	1,554,655
5.25%, 05/01/2012	AAA	5,510,000	5,951,627
8,727,121
Student Loan - 0.1%
Nebhelp, Inc., NE RB, 0.00%, 12/15/2015, (Insd. by MBIA) (n)	AAA	1,700,000	704,004
Tobacco Revenue - 1.0%
District of Columbia Tobacco RB, 5.375%, 05/15/2010	A	6,000,000	6,182,700

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Transportation - 1.5%
Delaware Trans. Auth. Sys. RB, 7.50%, 07/01/2002	AAA	$500,000	$505,050
Metro Tran. Auth. NY Svc. Contract RB, 6.50%, 07/01/2016	AAA	585,000	599,613
Osceola Cnty., FL Trans. RB, 6.10%, 04/01/2017	AAA	500,000	514,530
Rail Connections, Inc., MA RB, Rte. 128 Parking:
Ser. B, 0.00%, 07/01/2023 (n)	BBB-	3,855,000	1,154,997
Ser. B, 0.00%, 07/01/2024 (n)	BBB-	4,000,000	1,123,680
Ser. B, 0.00%, 07/01/2025 (n)	BBB-	4,140,000	1,090,393
Ser. B, 0.00%, 07/01/2026 (n)	BBB-	4,195,000	1,035,913
Ser. B, 0.00%, 07/01/2027 (n)	BBB-	4,430,000	1,025,678
Ser. B, 0.00%, 07/01/2028 (n)	BBB-	4,495,000	975,730
Ser. B, 0.00%, 07/01/2029 (n)	BBB-	4,640,000	944,333
8,969,917
Utility - 2.1%
Austin, TX Util. Sys. RB, 6.00%, 05/15/2015	AAA	185,000	185,775
Circle C Muni. Util. Dist. RB, TX Contract, 6.50%, 11/15/2009	AAA	440,000	442,182
Cullman, AL Wtr. RB, 6.20%, 10/01/2012	AAA	500,000	507,365
Dallas Cnty., TX Util. & Reclamation GO, 0.00%, 02/15/2014 (n)	AAA	625,000	319,412
Hawaii Dept. of Budget and Fin. RB, Hawaiian Elec. Co., Inc., 7.375%, 12/01/2020	AAA	1,085,000	1,101,883
Lacey Muni. Util. Auth. NJ Swr. RB, 7.00%, 11/01/2020	AAA	520,000	527,852
M-S-R Pub. Pwr. Agcy., CA San Juan Proj. RB, 6.00%, 07/01/2022	AAA	605,000	606,700
Montgomery Cnty., MD EDRB, Brink Reservoir Fac., 10.375%, 12/15/2014	NR	445,000	465,074
New York Energy Research & Dev. RB, Ser. B, 7.15%, 09/01/2019	BB+	2,485,000	2,577,169
North Carolina Muni. Pwr. Agcy. RB, 6.00%, 01/01/2020	AAA	295,000	296,192
Northern California Transmission RB, 6.00%, 05/01/2024	AAA	905,000	916,774
Piedmont, SC Muni. Pwr. Agcy. SC Elec. RB, 6.25%, 01/01/2018	AAA	235,000	240,680
Snohomish Cnty., WA Pub. Util. RB, Ser. A, 6.80%, 01/01/2005	A+	1,000,000	1,050,610
Sturgeon Bay, WI Combined Util. RB, 7.50%, 01/01/2010	AAA	80,000	81,944
Wake Cnty., NC Indl. Facs. PCRB, Carolina Power & Light, 6.90%, 04/01/2009	A1	1,000,000	1,020,120
Washington Pub. Pwr. Supply RB:
6.25%, 07/01/2017	AAA	320,000	331,616
6.50%, 07/01/2003	AA-	600,000	613,800
Western Oaks Muni. Util. Dist. RB, 6.50%, 11/15/2009	AAA	1,435,000	1,455,090
12,740,238

EVERGREEN
High Income Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Water & Sewer - 3.1%
Baytown Area, TX Wtr. Auth. RB, 6.375%, 05/01/2002	A-	$1,550,000	$1,576,226
Berkeley Cnty., Wtr. & Swr. RB, 6.50%, 06/01/2006	AAA	500,000	512,565
Cherokee Cnty., GA Wtr. & Swr. RB, 6.90%, 08/01/2018	AAA	5,000	5,127
El Paso, TX Wtr. & Swr. RB:
6.10%, 03/01/2003	AA	1,985,000	2,002,032
6.20%, 03/01/2004	AA	1,995,000	2,014,451
Greene Township, PA Muni. Auth. Franklin Swr. RB, 5.90%, 06/01/2014	AAA	840,000	843,352
Guam Govt. Wtr. Sys. RB, 7.00%, 07/01/2009	AAA	500,000	507,035
Houston, TX Wtr. & Swr. Sys. RB, 6.75%, 12/01/2008	AAA	1,345,000	1,378,719
New Jersey Econ. Dev. Wtr. RB:
6.50%, 04/01/2022	AAA	2,750,000	2,835,222
6.60%, 08/01/2021	AAA	1,355,000	1,388,577
New York Muni. Wtr. Fin. Auth. RB, 6.00%, 06/15/2017	AAA	1,290,000	1,328,726
North Jersey Dist. Wtr. Supply RB, Wanaque No. Proj., 6.25%, 11/15/2017, (Insd. by MBIA)	AAA	705,000	722,223
Northeast Morgan Cnty., AL Wtr. & Swr. RB, Ser. A, 5.50%, 05/01/2015	AAA	500,000	519,650
Pinellas Park, FL Wtr. & Swr. RB, 10.00%, 10/01/2002, (Insd. by MBIA)	AAA	30,000	30,195
St. Charles Parish, LA PCRB, 7.35%, 11/01/2022	A	2,000,000	2,081,720
Texas Wtr. Dev. Board RB, 6.00%, 07/15/2013	AAA	250,000	260,762
Virginia Res. Auth. Wtr. & Swr. RB, 6.45%, 04/01/2013	AA	400,000	413,916
Wasau, WI Swr. Sys. RB, 5.70%, 01/01/2007	A1	705,000	705,987
19,126,485
Total Municipal Obligations			592,998,777

		Shares	Value
SHORT-TERM INVESTMENTS - 2.1%
MUTUAL FUND SHARES - 2.1%
Evergreen Institutional Municipal Money Market Fund (o)		12,898,954	12,898,954
Total Investments - (cost $606,600,290) - 98.2%			605,897,731
Other Assets and Liabilities - 1.8%			11,127,438
Net Assets - 100.0%			$617,025,169

See Combined Notes to Schedules of Investments.

EVERGREEN
Municipal Bond Fund
Schedule of Investments
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - 95.4%
Airlines - 2.2%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, American Airlines, Inc. Proj., 7.00%, 12/01/2011	BB	$3,650,000	$3,425,744
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc., 5.50%, 12/01/2008	BB-	10,000,000	8,394,200
Dallas Fort Worth, TX Intl. Arpt. Facs. Impt. RB, American Airlines, Inc., 7.25%, 11/01/2030	BB	1,000,000	905,530
New Jersey EDA Spl. Facs. RB, Continental Airlines, Inc. Proj., 6.40%, 09/15/2023	BB-	6,400,000	5,128,768
Tulsa, OK Muni. Arpt. Trust PCRB, AMR Corp., Ser. A, 5.80%, 06/01/2035	BB	2,500,000	2,353,175
20,207,417
Airport - 3.9%
Atlanta, GA Arpt. Facs. RB, 0.00%, 01/01/2010, (Insd. by AMBAC) (n)	AAA	1,000,000	684,130
Denver, CO City & Cnty. Arpt. RB, Ser. D, 7.75%, 11/15/2013	A	9,200,000	11,252,060
Memphis-Shelby Cnty., TN Arpt. Auth. RB, 7.924%, 02/14/2002, (Insd. by FSA)	NR	6,250,000	6,603,500
Savannah, GA Arpt. RRB:
Ser. B, 5.375%, 01/01/2012	AAA	1,720,000	1,807,582
Ser. B, 5.375%, 01/01/2013	AAA	2,105,000	2,191,621
Ser. B, 5.375%, 01/01/2014	AAA	2,430,000	2,513,714
Tulsa, OK Muni. Arpt. Trust RRB, AMR Corp., Ser. B, 5.65%, 12/08/2001	BBB-	12,750,000	11,142,225
36,194,832
Continuing Care Retirement Community - 0.4%
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A, 6.30%, 03/01/2033	A	3,500,000	3,704,190
Education - 2.9%
Dist. of Columbia RB, George Washington University, Ser. A, 6.00%, 09/15/2014	AAA	8,595,000	9,518,447
Latrobe, PA IDA College RB, St. Vincent College Proj., 5.35%, 05/01/2015	Baa1	1,165,000	1,172,666
Massachusetts Dev. Fin. Agcy. RB, Eastern Nazarine College, 5.625%, 04/01/2029	BBB-	1,900,000	1,643,158
New York Dorm. Auth. RB:
City Univ. Sys., Ser. D, 7.00%, 07/01/2009	AAA	3,980,000	4,555,587
Rites-PA, Ser. 199, 9.665%, 07/01/2013	A1+	5,750,000	7,091,475
Philadelphia, PA Hosp. & Higher Edl. Facs Auth. RRB, Community College, Ser. B, 6.50%, 05/01/2007, (Insd. by MBIA)	AAA	1,000,000	1,125,870
Saint Joseph Cnty., IN Edl. Facs. RB, University of Notre Dame du Lac Proj., 6.50%, 03/01/2026	Aaa	1,640,000	1,975,462
27,082,665
Electric Revenue - 4.8%
Alaska Energy Auth. Util. RB, 6.60%, 07/01/2015, (Insd. by FSA)	AAA	15,000,000	17,821,200
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	AAA	2,400,000	2,758,584
Chelan Cnty., WA Pub. Util. Dist. 1 RB, 0.00%, 06/01/2013, (Insd. by MBIA) (n)	AAA	8,000,000	4,578,960
Georgia Muni. Elec. Auth. Pwr. RB, 6.375%, 01/01/2016	AAA	9,800,000	11,432,484
Monroe Cnty., GA PCRB, Oglethorpe Pwr. Corp., Ser. A, 6.75%, 01/01/2010	A+	1,000,000	1,148,130
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. RB, Ser. A, 5.70%, 01/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,067,560
Oconee Cnty., SC PCRB, 5.80%, 04/01/2014	AA-	5,000,000	5,201,850
Sikeston, MO Elec. RRB, 6.00%, 06/01/2015	AAA	500,000	570,370
44,579,138

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - 9.2%
Adams Cnty., OH Valley Local Sch. Dist. GO, 7.00%, 12/01/2015, (Insd. by MBIA)	AAA	$2,000,000	$2,463,720
Berkley, MI City Sch. Dist. GO:
5.625%, 05/01/2014	AAA	1,100,000	1,192,356
5.625%, 05/01/2015	AAA	1,160,000	1,248,172
Chicago, IL GO, City Colleges, 0.00%, 01/01/2014, (Insd. by FGIC) (n)	AAA	12,000,000	6,606,360
El Paso Cnty., CO Sch. Dist. 11 GO:
6.50%, 12/01/2012	AA-	2,310,000	2,725,084
7.10%, 12/01/2013	AA-	2,000,000	2,463,080
7.10%, 12/01/2016	AA-	1,000,000	1,247,160
Frisco, TX Independent Sch. Dist. GO, 5.75%, 08/15/2017, (Gtd. by PSF)	Aaa	2,000,000	2,123,700
Larimer Cnty., CO GO, Sch. Dist.1, 7.00%, 12/15/2016, (Insd. by MBIA & IBC)	AAA	2,250,000	2,773,867
Loudoun Cnty., VA GO, Pub. Impt., Ser. C, 4.50%, 11/01/2019	AA+	3,010,000	2,840,266
Maricopa Cnty., AZ, Sch. Dist. 69, GO, Ser. C, 8.125%, 01/01/2010, (Insd. by MBIA)	AAA	6,000,000	7,543,380
Memphis, TN GO, Gen. Impt., 5.60%, 08/01/2010	Aa2	1,875,000	2,021,588
Methuen, MA GO, 5.625%, 11/15/2015, (Insd. by FSA)	AAA	500,000	533,450
Miami-Dade Cnty., FL Sch. Dist. GO, 5.375%, 08/01/2012, (Insd. by FSA)	AAA	1,000,000	1,082,250
Midway, TX Independent Sch. Dist. GO, Refunding, 0.00%, 08/15/2016, (Gtd. by PSF) (n)	Aaa	4,000,000	1,882,640
Milwaukee, WI GO, Corp. Purpose, Ser. R, 5.625%, 09/01/2014	AA	6,335,000	6,835,908
New Orleans, LA GO, 0.00%, 09/01/2014, (Insd. by AMBAC) (n)	AAA	6,960,000	3,707,592
New York, NY GO, 7.634%, 10/16/2002	NR	5,925,000	6,357,525
Niagara Falls, NY GO, Pub. Impt., 7.50%, 03/01/2014, (Insd. by MBIA)	AAA	500,000	633,530
Pima Cnty., AZ Unified Sch. Dist. 1 GO, 7.50%, 07/01/2003, (Insd. by FGIC)	AAA	2,030,000	2,187,629
Pittsburgh, PA GO, Ser. A, 5.50%, 09/01/2015, (Insd. by FGIC)	AAA	1,000,000	1,052,060
Puerto Rico Muni. Fin. Agcy. GO, Refunding:
Ser. A, 5.875%, 08/01/2014, (Insd. by FSA)	AAA	4,130,000	4,606,478
Ser. B, 5.75%, 08/01/2013, (Insd. by FSA)	AAA	5,510,000	6,093,289
Richmond, VA GO, 5.50%, 01/15/2013, (Insd. by FSA)	AAA	4,000,000	4,357,560
Snohomish Cnty., WA Sch. Dist. GO, 5.75%, 12/01/2016	A+	3,500,000	3,759,280
Spring Branch, TX Independent Sch. Dist. GO:
5.375%, 02/01/2012, (Gtd. by PSF)	AAA	5,000	5,326
5.375%, 02/01/2014, (Gtd. by PSF)	AAA	5,000	5,256
Rites-PA:
Ser. 881-RA, 7.686%, 02/01/2012	NR	655,000	740,255
Ser. 881-RB, 7.686%, 02/01/2013	NR	960,000	1,071,648
Ser. 881-RC, 7.686%, 02/01/2014	NR	3,380,000	3,726,585
Weatherford, TX Independent Sch. Dist. GO, 0.00%, 02/15/2022, (Gtd. by PSF) (n)	AAA	3,945,000	1,261,453
West Warwick, RI GO, Ser. A, 7.30%, 07/15/2008	Baa2	236,000	254,965
Worcester, MA GO, Muni. Purpose Loan, Ser. A, 5.25%, 08/01/2012, (Insd. by AMBAC)	AAA	300,000	314,124
85,717,536

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - State - 6.5%
Alabama Pub. Sch. & College GO, Capital Impt., 5.125%, 11/01/2013	AAA	$5,000,000	$5,227,100
Connecticut GO, Refunding, 5.50%, 12/15/2012	AA	10,000,000	11,045,900
Georgia GO, Ser. C, 5.25%, 04/01/2011	AAA	10,700,000	11,551,078
Massachusetts Cons. Loan GO, Ser. D, 5.50%, 11/01/2015	AA-	5,000,000	5,338,550
New Jersey COP, 5.00%, 06/15/2012	AAA	5,000,000	5,246,450
New York GO, Refunding, Ser. F, 5.25%, 09/15/2011	AA	5,000,000	5,317,350
Texas GO:
College Student Loan:
5.25%, 08/01/2009	AA	3,600,000	3,787,560
5.25%, 08/01/2013	AA	1,225,000	1,264,874
Veterans Hsg. Assistance Program, Ser. A, 5.65%, 12/01/2017	AA	1,000,000	1,018,670
Texas Regl. Linked SAVRS & RIBs, 6.20%, 09/30/2011	AA	8,000,000	9,172,640
Washington GO, Ser. A, 6.75%, 02/01/2015	AA+	1,000,000	1,201,710
60,171,882
Hospital - 14.5%
Albuquerque, NM Hosp. Sys. RRB, Ser. A, 6.375%, 08/01/2007	AAA	1,500,000	1,567,710
Allegheny Cnty., PA Hosp. Dev. RB, South Hills Hlth. Sys., Ser. A, 6.50%, 05/01/2014	A2	3,000,000	3,127,170
Bountiful, UT Hosp. RB, South Davis Community Hosp., 9.50%, 12/15/2018	NR	230,000	273,042
Bristol, TN Hlth. & Edl. Facs. Auth. RRB, Bristol Memorial Hosp., 6.75%, 09/01/2010, (Insd. by FGIC)	AAA	7,465,000	8,750,996
Colorado Hlth. Facs. Auth. RB:
Catholic Health Initiatives, 5.25%, 09/01/2024	AA-	2,000,000	1,963,360
Portercare Adventist Health, 6.50%, 11/15/2023	BBB+	4,000,000	4,210,360
Vail Valley Med. Ctr. Proj., 5.75%, 01/15/2022	BBB	1,000,000	988,180
Delaware Hlth. Facs. Auth. RRB, Med. Ctr. of DE, 7.00%, 10/01/2015, (Insd. by MBIA)	AAA	1,600,000	1,756,176
Denver, CO Hlth. & Hosp. Auth. Healthcare RB:
Ser. A, 6.00%, 12/01/2023	BBB+	1,000,000	1,008,980
Ser. A, 6.00%, 12/01/2031	BBB+	1,200,000	1,207,800
Dist. of Columbia Hosp. RB, MedAtlantic Healthcare Group, Ser. A, 6.00%, 08/15/2011, (Insd. by MBIA)	AAA	3,765,000	4,277,944
Goshen, IN RB, Greencroft Obl. Group, Ser. B, 5.75%, 08/15/2028	NR	3,000,000	2,558,790
Gulfport, MS Hosp. Fac. RB, Memorial Hospital at Gulfport Proj., Ser. A, 5.50%, 07/01/2021	A2	1,200,000	1,166,316
Huntsville, AL Hlth. Care Auth. RB:
Ser. A, 5.625%, 06/01/2026	A2	1,750,000	1,761,725
Ser. A, 5.75%, 06/01/2031	A2	5,000,000	5,070,050
Illinois Hlth. Facs. Auth. RB:
Ser. 848R-A, 8.146%, 02/15/2013, (Insd. by FSA)	NR	1,340,000	1,509,832
Ser. 848R-B, 8.146%, 02/15/2014, (Insd. by FSA)	NR	1,415,000	1,570,848
Ser. 848R-C, 8.146%, 02/15/2015, (Insd. by FSA)	NR	865,000	947,469
Ser. 848R-D, 8.146%, 02/15/2016, (Insd. by FSA)	NR	1,575,000	1,699,456
Knox Cnty., TN Hlth. & Edl. Hosp. Facs. Auth RRB, Fort Sanders Alliance:
6.25%, 01/01/2013, (Insd. by MBIA)	AAA	7,000,000	7,941,780
Ser. B, 7.25%, 01/01/2010, (Insd. by MBIA)	AAA	9,000,000	10,762,830
Ser. C, 5.25%, 01/01/2015, (Insd. by MBIA)	AAA	4,500,000	4,677,120
Lorain Cnty., OH Hosp. RB, 8.758%, 10/01/2018	NR	2,500,000	2,660,000
Massachusetts Hlth. & Ed. Facs. RB, St. Mem. Med. Ctr., Ser. A, 6.00%, 10/01/2023	Ba2	1,750,000	1,503,267
Massachusetts Hlth. & Edl. Fac. Auth. RB, Malden Hosp., 5.00%, 08/01/2016, (Insd. by FHA)	AAA	3,265,000	3,371,276

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Hospital - continued
Missouri Hlth. & Edl. Facs. Auth. RB, BJC Hlth. Sys., Ser. A, 6.50%, 05/15/2020	NR	$500,000	$544,210
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr., 6.25%, 04/01/2020, (Insd. by MBIA)	AAA	2,500,000	2,878,625
New Hampshire Higher Edl. & Hlth. Facs. Auth. RB, Frisbie Mem. Hosp., 6.125%, 10/01/2013	A3	6,155,000	6,367,471
New Jersey Hlth. Care Facs. RB, 6.125%, 07/01/2012, (Insd. by AMBAC)	AAA	430,000	469,281
New York Dorm. Auth. RB, 5.20%, 02/15/2014	AAA	1,000,000	1,033,930
New York Med. Care Facs. Fin. Agcy. RB, Hlth. Ctr. Proj., Ser. A, 6.375%, 11/15/2019	Aa1	3,575,000	3,885,475
North Carolina Med. Care Commission Hosp. RB, Hlth. Care Facs., 5.30%, 11/01/2004	NR	3,000,000	3,032,430
North Carolina Med. Care Community Hlth. Sys. RB, St. Joseph’s Hlth. Sys., 5.25%, 10/01/2012	AA	1,770,000	1,851,809
Pennsylvania Higher Edl. Facs. Auth. RB, UMPC Health Sys., Ser. A, 6.25%, 01/15/2018	A+	6,005,000	6,350,648
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	A-	4,950,000	5,022,765
Rio Grande Valley, TX Hlth. Facs. Corp. RB, Baptist Med. Ctr. Proj., 8.00%, 08/01/2017, (Insd. by FGIC)	AAA	1,085,000	1,091,792
Saint Louis Cnty., MO IDA Hlth. Facs. RB, Mother Of Perpetual Help, 6.40%, 08/01/2035, (Insd. by GNMA)	AAA	495,000	531,417
Sayre, PA Hlth. Care Facs. Auth. RB, Guthrie Healthcare, Ser. A, 7.10%, 03/01/2017, (Insd. by AMBAC)	AAA	6,350,000	6,541,135
Tampa, FL Allegheny Hlth. Sys. RB, St. Joseph’s Hosp., 6.50%, 12/01/2023	AAA	500,000	561,040
West Shore, PA Area Hosp. Auth. RB, Holy Spirit Hosp. Proj., 6.20%, 01/01/2026	BBB+	4,000,000	3,964,680
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	A+	5,000,000	5,488,350
Winchester, VA IDA Hosp. RB, Winchester Med. Ctr., Inc.: 5.50%, 01/01/2015, (Insd. by AMBAC)	AAA	5,500,000	5,942,970
Wisconsin Hlth. & Edl. Facs. Auth. RB, Agnesian Healthcare, Inc.:
6.00%, 07/01/2017	A-	1,350,000	1,390,567
6.00%, 07/01/2021	A-	1,390,000	1,421,414
134,702,486
Housing - 14.0%
Alabama HFA SFHRB, Ser. D1, 6.00%, 10/01/2016, (Insd. by GNMA)	AAA	1,565,000	1,632,577
Alaska Hsg. Fin. Corp. RB:
Ser. A, 5.40%, 12/01/2013	AA-	1,500,000	1,570,110
Ser. C, 5.875%, 12/01/2020	AAA	2,000,000	2,057,220
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A, 5.70%, 12/01/2018, (LOC: US Bank, NA)	Aa3	2,800,000	2,836,176
Chicago Heights, IL Residential Mtge. RB, 0.00%, 06/01/2009 (n)	Aa3	935,000	554,362
Chicago, IL SFHRB, Ser. B, 6.95%, 09/01/2028, (Insd. by GNMA, FNMA & FHLMC)	Aaa	1,340,000	1,437,324
Colorado HFA RB, Single Family Proj.:
Sr. Ser. A3, 7.00%, 11/01/2024	AA+	265,000	273,316
Sr. Ser. D2, 6.90%, 04/01/2029	AA	3,000,000	3,390,840
Dist. of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by FNMA & GNMA)	AAA	1,895,000	1,961,439
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.625%, 07/01/2025	NR	3,280,000	3,333,398
Georgia HFA SFHRB, Sub Ser. D-4, 5.65%, 06/01/2021	AAA	2,150,000	2,190,678
Idaho HFA RB:
Sr. Ser. D-1, 8.00%, 01/01/2020, (Insd. by FHA)	NR	260,000	260,959
Single Family Mtge., Sr. Ser. D-2, 6.30%, 07/01/2025	Aaa	5,150,000	5,400,651

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Housing - continued
Indiana Hsg. Fin. SFHRB, Ser. A-2, 5.15%, 07/01/2017, (Insd. by FNMA & GNMA)	Aaa	$3,750,000	$3,765,563
Maine HFA Mtge. Purchase RB:
Ser. C-2, 6.05%, 11/15/2028	AA+	3,155,000	3,263,027
Ser. C-2, 6.875%, 11/15/2023	AA+	185,000	193,471
Ser. D-2, 5.80%, 11/15/2016	AA+	5,125,000	5,310,064
Maryland CDA Dept. Hsg. & Community Dev. RB, Multi Family Hsg., Ser. 2001B, 5.10%, 05/15/2016	Aa3	3,945,000	3,923,381
Massachusetts HFA RB, Family Hsg.:
Ser. 52, 6.00%, 06/01/2014	AAA	285,000	291,766
Ser. 79, 5.85%, 12/01/2021	AAA	995,000	1,023,258
Michigan Hsg. Dev. Auth. RB, 5.30%, 12/01/2016, (Insd. by MBIA)	AAA	5,000,000	5,048,600
Mississippi Home Corp. SFHRB, Ser. B, Class 7, 6.20%, 06/01/2030, (Insd. by FNMA & GNMA)	Aaa	1,995,000	2,113,583
Missouri Hsg. Dev. Commission Mtge. RB, Ser. 847-R, 9.539%, 09/01/2009, (Insd. by GNMA)	NR	6,385,000	7,483,475
Missouri Hsg. Dev. Commission SFHRB:
Ser. B, 6.25%, 09/01/2015, (Insd. by FNMA & GNMA)	AAA	310,000	326,864
Ser. B, 6.45%, 09/01/2027, (Insd. by FNMA & GNMA)	AAA	1,395,000	1,457,091
New Hampshire HFA MHRB, Ser. I, 5.50%, 07/01/2017, (Liq. Merrill Lynch & Co.)	Aaa	5,940,000	6,027,793
New York Mtge. Agcy. RB, Homeowner Mtge.:
Ser. 86, 5.95%, 10/01/2020	Aa2	3,000,000	3,119,280
Ser. 96, 5.50%, 10/01/2017	Aa1	3,000,000	3,094,830
Ohio HFA Mtge. RB, Ser. B2, 5.35%, 09/01/2018, (Insd. by GNMA)	AAA	8,300,000	8,418,607
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A, 5.10%, 11/01/2005	Aa3	10,000,000	10,454,100
Pennsylvania HFA RRB, Residential Dev., Ser. A, 7.60%, 07/01/2013	A+	5,545,000	5,668,265
South Carolina Hsg. Fin. & Dev. Auth RB, 6.35%, 07/01/2019	Aaa	2,500,000	2,657,075
South Dakota Hsg. Dev. Auth. RB, Ser. G, 5.95%, 05/01/2020	AAA	3,990,000	4,115,685
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Village Apts. Proj., 5.10%, 02/01/2014, (Insd. by FNMA)	AAA	1,120,000	1,135,355
Tarrant Cnty., TX HFA SFHRB, Ser. A, 0.00%, 09/15/2016 (n)	AAA	6,415,000	3,050,076
Tennessee Hsg. Dev. Agcy. RB, Homeownership, 4.70%, 07/01/2015, (Liq. UBS Painewebber, Inc.)	AA	5,000,000	4,985,900
Utah HFA SFHRB, Ser. C-2, 5.75%, 07/01/2021, (Insd. by FHA)	AA	910,000	935,189
Virginia Hsg. Dev. Auth. Comwlth. Mtge. RB:
Ser. B, Sub Ser. B-5, 5.45%, 07/01/2015	AA+	3,775,000	3,874,735
Ser. B, Sub Ser. B-6, 5.30%, 01/01/2014	AA+	3,290,000	3,357,149
Washington Hsg. Fin. Commission RB, Single Family Hsg., Ser. 4A, 5.95%, 12/01/2026	Aaa	5,000,000	5,135,450
Wyoming CDA Hsg. RB, Ser. 7, 5.65%, 06/01/2017	AA	3,000,000	3,093,450
130,222,132

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - 7.0%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express Corp. Proj., 6.375%, 04/01/2021	BBB	$2,000,000	$2,019,980
Bastrop, LA Indl. Dev. PCRRB, International Paper Co. Proj., 6.90%, 03/01/2007	BBB	5,250,000	5,384,872
Burlington, KS PCRB, KS Gas & Elec. Co. Proj., 7.00%, 06/01/2031, (Insd. by MBIA)	AAA	2,000,000	2,060,200
Carroll Cnty., KY PCRB, KY Util. Co., Ser. A, 7.45%, 09/15/2016	A-	3,000,000	3,155,970
Chicago, IL Gas Supply RB, Peoples Gas Light, Ser. A, 6.10%, 06/01/2025	AA-	7,000,000	7,448,490
Connecticut Dev. Auth. Wtr. Facs. RB, 6.15%, 04/01/2035	AAA	1,000,000	1,066,090
Haywood Cnty., NC Indl. Facs. & PCRB, Champion International Corp. Proj., Ser. A, 5.75%, 12/01/2025	BBB	2,150,000	2,111,580
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	AAA	4,000,000	4,474,160
Indianapolis, IN Arpt. Auth. Spl. Facs. RB:
7.10%, 01/15/2017	BBB	3,950,000	4,184,630
Federal Express Corp. Proj., 5.50%, 05/01/2029	A	1,750,000	1,589,367
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B, 6.40%, 09/01/2029, (Insd. by MBIA)	AAA	1,000,000	1,088,660
Lowndes Cnty., MS Solid Wst. Disposal & PCRB, Weyerhaeuser Co. Proj., Ser. B, 6.70%, 04/01/2022	A	5,000,000	5,603,450
Martin Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	A-	2,000,000	2,093,480
Massachusetts Port Auth. RB, Spl. Facs. Bosfuel Proj., 5.30%, 07/01/2008, (Insd. by MBIA)	AAA	400,000	422,012
Monroe Cnty., MI EDA RB, Detroit Edison Co., 6.95%, 09/01/2022, (Insd. by FGIC)	AAA	10,000,000	12,475,500
New York Energy Research & Dev. Auth. PCRB, 5.15%, 03/01/2016	AAA	4,000,000	4,045,000
Schuylkill Cnty., PA IDA RB, Pine Grove Landfill, Inc., 5.10%, 04/01/2009	BBB	2,000,000	1,997,560
Selma, AL Indl. Dev. Board Env. Impt. RB, International Paper Co. Proj., Ser. B, 6.70%, 03/01/2024	BBB	2,000,000	2,107,460
Shelby Cnty., TN Arpt. Auth. Spl. Facs. RB, Federal Express Corp. Proj., 7.875%, 09/01/2009	BBB	1,500,000	1,546,710
64,875,171
Lease - 2.5%
California Pub. Works Lease RB, Dept. of Corrections, Ser. E, 5.50%, 06/01/2015	A	3,700,000	4,032,186
Illinois Metropolitan Fair & Exposition Auth. RB:
Ser. A, 5.00%, 06/01/2015, (Insd. by MBIA)	AAA	3,000,000	3,000,120
Ser. E, 0.00%, 06/15/2021, (Insd. by FGIC) (n)	AAA	1,950,000	680,550
Pima Cnty., AZ IDA RB, 7.25%, 07/15/2010	AAA	1,230,000	1,272,988
Puerto Rico Pub. Blds Auth. Hlth. & Edl. Facs RB, 5.70%, 07/01/2016	A	6,250,000	6,508,375
Saint Clair Cnty., IL Pub. Bldg. Commerce RB, Ser. B, 0.00%, 12/01/2016 (n)	AAA	1,650,000	766,079
Saint Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr. Impt., Ser. A, 5.75%, 02/15/2011, (Insd. by AMBAC)	AAA	950,000	1,049,332
University of Washington Alumni Assn. Lease RRB, University of Washington Med. Ctr., 5.375%, 08/15/2014	AAA	5,885,000	6,116,928
23,426,558

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Miscellaneous Revenue - 2.5%
Delaware Valley, PA Regl. Fin. RB, Ser. A, 5.50%, 08/01/2028	AAA	$2,500,000	$2,650,000
Florida Muni. Loan Council RB:
Ser. A, 5.25%, 11/01/2014, (Insd. by MBIA)	AAA	2,095,000	2,210,790
Ser. A, 5.25%, 11/01/2016, (Insd. by MBIA)	AAA	1,580,000	1,639,819
Michigan Bldg. Auth. RB, Facs. Program, Ser. 2, 5.50%, 10/15/2009	AA+	4,000,000	4,314,560
New York Urban Dev. Corp. RB, Sub. Lien Corp., 5.50%, 07/01/2016	AA-	10,000,000	10,305,400
Pennsylvania IDA RB, Economic Dev., 6.00%, 01/01/2012, (Insd. by AMBAC)	AAA	1,750,000	1,879,710
23,000,279
Port Authority - 0.4%
Massachusetts Port Auth. RB, Ser. 1999-A, 5.75%, 10/01/2029	BB+	5,000,000	3,671,550
Pre-Refunded - 1.5%
Broadview, IL Tax Increment RB, Sr. Notes Lien, 8.25%, 07/01/2013	NR	895,000	1,004,441
Jacksonville, FL Trans. Auth. GO, 9.20%, 01/01/2015	AAA	3,580,000	4,992,775
Missouri Env. Impt. & Energy Resources Auth. Wtr. PCRB, Prerefunded Revolving Fund, Ser. B, 7.20%, 07/01/2016	Aaa	340,000	383,112
New York Med. Care Facs. Fin. Agcy. RB, Hosp. & Nursing Home Mtge., Ser. D, 6.35%, 02/15/2012, (Insd. by FHA)	Aa2	1,970,000	2,107,605
Southern CA Pub. Pwr. Auth. RB, Transmission Proj., 0.00%, 07/01/2015, (Insd. by FGIC) (n)	AAA	10,000,000	5,319,700
13,807,633
Public Facilities - 1.3%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2014, (Insd. by AMBAC)	AAA	2,000,000	2,242,740
Indianapolis, IN Pub. Impt. Bond Bank RB, Ser. D, 6.75%, 02/01/2020	AA	9,275,000	9,861,551
12,104,291
Resource Recovery - 0.2%
Sacramento Cnty., CA Sanitation Dist. RB, Ser. A, 5.875%, 12/01/2027	AA	2,000,000	2,216,560
Sales Tax - 1.2%
Illinois Sales Tax RB, Ser. P, 6.50%, 06/15/2022	AAA	7,500,000	8,823,375
Jefferson, LA Sales Tax Dist. RRB, 0.00%, 12/01/2016, (Insd. by FSA) (n)	AAA	5,755,000	2,668,076
Town Ctr. Impt. Dist. TX Sales & Hotel Occupancy Tax RB:
5.50%, 03/01/2014, (Insd. by FGIC)	AAA	5,000	5,293
5.50%, 03/01/2016, (Insd. by FGIC)	AAA	5,000	5,224
5.625%, 03/01/2017, (Insd. by FGIC)	AAA	5,000	5,263
11,507,231
Solid Waste - 0.5%
Harrison Cnty., WV Solid Wst. Disp. RB, 6.75%, 08/01/2024	AAA	2,000,000	2,203,860
Lee Cnty., FL Solid Wst. Sys. RB, Ser. B, 7.00%, 10/01/2011, (Insd. by MBIA)	AAA	300,000	306,432
Spokane, WA Regl. Solid Wst. RB, 6.50%, 01/01/2011	AAA	2,000,000	2,257,320
4,767,612

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Special Tax - 3.3%
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj., 7.10%, 07/01/2029	NR	$1,500,000	$1,601,940
Austin, TX Hotel Occupancy Tax RRB, Sub. Lien, 5.625%, 11/15/2017, (Insd. by AMBAC)	AAA	3,740,000	3,926,888
Connecticut Spl. Tax Obl. RRB, Trans. Infrastructure, Ser. B, 5.375%, 10/01/2013, (Insd. by FSA)	AAA	7,000,000	7,539,770
Las Vegas, NV New Convention & Visitors Auth. RB, 5.75%, 07/01/2015, (Insd. by AMBAC)	AAA	2,000,000	2,151,980
Metropolitan Atlanta Rapid Transit Auth., GA Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	AAA	4,255,000	4,890,229
Puerto Rico Pub. Fin. Corp. RB, Tax Debt Coll., Ser. 1, Class A, 6.15%, 04/15/2008, (Insd. by AMBAC)	AAA	3,606,900	3,735,125
Spokane, WA Pub. Facs. Dist. Hotel & Motel Sales Use Tax RRB, 5.50%, 12/01/2015, (Insd. by MBIA)	AAA	1,105,000	1,165,874
Town Ctr. Impt. Dist. TX Sales & Hotel Occupancy Tax RB, Rites-PA:
Ser. 884A, 7.978%, 03/01/2015, (Insd. by FGIC)	NR	1,775,000	1,972,496
Ser. 884C, 7.978%, 03/01/2016, (Insd. by FGIC)	NR	1,015,000	1,106,106
Ser. 884D, 8.228%, 03/01/2017, (Insd. by FGIC)	NR	1,075,000	1,188,026
Ser. 884E, 8.228%, 03/01/2018, (Insd. by FGIC)	NR	1,140,000	1,246,066
30,524,500
Student Loan - 2.1%
Brazos, TX Higher Ed. Auth. RB, 7.10%, 11/01/2004	Aa	416,000	450,278
Education Loans, Inc., SD Student Loans RB, 5.60%, 06/01/2020	A2	14,300,000	14,319,162
Iowa Student Loan Liquidity Corp. RB, 6.95%, 03/01/2006	Aa	625,000	641,263
Massachusetts Edl. Fin. Auth. Loan RB, Ser. E, 5.30%, 01/01/2016, (Insd. by AMBAC)	AAA	2,000,000	2,016,360
Missouri Higher Ed. Student Loan RB, Sub. Ser. F, 6.75%, 02/15/2009	A2	1,000,000	1,055,720
Nebhelp, Inc. RB, Jr. Sub. Ser. A6, 6.40%, 06/01/2013, (Insd. by MBIA)	AAA	1,000,000	1,103,940
19,586,723
Tobacco Revenue - 1.7%
Northern Tobacco Securitization Corp. RB, Alaska Tobacco Settlement, 5.375%, 06/01/2021	A	6,550,000	6,429,742
Tobacco Settlement Fin. Corp. LA, RB, Taxable Asset Backed, Ser. 2001-A, 6.36%, 05/15/2025	A	9,000,000	9,009,090
15,438,832
Transportation - 8.1%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt., 6.00%, 01/01/2015	AAA	2,495,000	2,679,056
Denver, CO City & Cnty. Arpt. RB, Ser. A, 7.50%, 11/15/2023	A	5,480,000	6,084,663
Director of NV Dept. of Business & Ind. RB, Las Vegas Monorail, 0.00%, 01/01/2019 (n)	AAA	8,000,000	3,218,880
E 470 Pub. Hwy. Auth., CO RB:
Sr. Ser. B, 0.00%, 09/01/2012 (n)	AAA	5,500,000	3,313,035
Sr. Ser. B, 0.00%, 09/01/2013 (n)	AAA	9,795,000	5,557,879
Florida Port Fin. Commission RB, Trans. Intermodal Program, 5.75%, 10/01/2014, (Insd. by FGIC)	AAA	4,185,000	4,439,699
Indiana Trans. Fin. Auth. Hwy. RB, Ser. A, 0.00%, 06/01/2017 (n)	AAA	1,000,000	445,110
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RB:
Ser. A, 6.25%, 03/01/2012	AA	7,950,000	9,152,517
Ser. B, 6.20%, 03/01/2016	AA	2,125,000	2,450,826
Metro Washington, DC Arpt. Auth. RB, 6.625%, 10/01/2019	AAA	800,000	835,224
Metropolitan Trans. Auth., NY Commuter Facs. RB, Ser. 7, 5.00%, 07/01/2015, (Insd. by AMBAC)	AAA	3,000,000	3,068,280

EVERGREEN
Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Transportation - continued
Metropolitan Trans. Auth., NY Trans. Auth RB, Service Contract:
Ser. 7, 5.625%, 07/01/2016	AA-	$11,600,000	$12,209,232
Ser. R, 5.50%, 07/01/2017	AA-	9,360,000	9,832,119
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys., Ser. A, 5.75%, 06/15/2015	AA	3,000,000	3,348,000
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien, 8.25%, 07/01/2015, (Insd. by FGIC)	AAA	2,960,000	4,009,794
Port Auth. of NY & NJ RB, 5.875%, 09/15/2015	AAA	1,500,000	1,577,430
San Francisco, CA Intl. Arpt. RRB, 6.30%, 05/01/2025	AAA	1,000,000	1,072,610
Susquehanna, PA Area Regl. Arpt. Auth. RB, Aero Harrisburg LLC Proj., 5.50%, 01/01/2024	NR	1,000,000	774,170
Wayne Charter Cnty., MI Arpt. RB, Ser. A, 5.00%, 12/01/2022, (Insd. by MBIA)	AAA	1,000,000	961,040
75,029,564
Water & Sewer - 4.7%
Hamilton Cnty., OH Swr. Sys. RB, Impt. Metro Swr. Dist., Ser. A, 5.45%, 12/01/2016, (Insd. by MBIA)	AAA	1,380,000	1,451,029
Harrison Cnty., MS Wst. Wtr. Treatment Mgmt. Dist. RRB, Wst. Wtr. Treament Facs., Ser. A, 8.50%, 02/01/2013, (Insd. by FGIC)	AAA	1,000,000	1,335,490
Houston, TX Wtr. & Swr. Sys. RB, Jr. Lien:
Ser. A, 0.00%, 12/01/2028 (n)	AAA	10,000,000	2,274,400
Ser. B, 5.75%, 12/01/2016	AAA	4,545,000	4,885,148
Metropolitan Govt., Nashville & Davidson Cnty., TN Wtr. & Swr. RRB, 7.70%, 01/01/2012, (Insd. by FGIC)	AAA	10,000,000	12,545,700
Michigan Muni. Bond Auth. RB, Drinking Water Revenue Fund, 5.50%, 10/01/2019	AA+	2,000,000	2,090,920
Missouri Env. Impt. & Energy Resources Auth. Wtr. PCRB, Unrefunded Revolving Fund, Ser. B, 7.20%, 07/01/2016	Aaa	260,000	288,673
New York Env. Facs. Corp. PCRB:
Ser. E, 6.875%, 06/15/2010	AA+	545,000	582,332
NYC Muni. Wtr., 5.875%, 06/15/2014	AAA	4,500,000	4,865,310
Port Umpqua, OR PCRRB, International Paper Co. Proj., Ser. B, 5.20%, 06/01/2011	BBB	3,150,000	3,271,054
Seattle, WA Wtr. Sys. RB, 5.50%, 06/01/2018	AA	3,500,000	3,552,220
Texas Wtr. Dev. Board RB, Sr. Lien:
Ser. B, 5.75%, 07/15/2013	AAA	2,000,000	2,171,280
Ser. B, 5.75%, 07/15/2014	AAA	4,000,000	4,325,600
43,639,156
Total Municipal Obligations			886,177,938

		Shares	Value
SHORT-TERM INVESTMENTS - 3.1%
MUTUAL FUND SHARES - 3.1%
Evergreen Institutional Municipal Money Market Fund (o)		28,807,127	28,807,127
Total Investments - (cost $870,542,730) - 98.5%			914,985,065
Other Assets and Liabilities - 1.5%			14,220,397
Net Assets - 100.0%			$929,205,462

See Combined Notes to Schedules of Investments.

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - 101.6%
Airlines - 1.9%
Cleveland, OH Arpt. Spl. RRB, Continental Airlines, Inc., 5.50%, 12/01/2008	BB-	$1,000,000	$839,420
Dallas Fort Worth, TX Intl. Arpt. RB, American Airlines, Inc. Proj., Ser. A, 5.95%, 05/01/2029	BB	1,500,000	1,424,850
Tulsa, OK Muni. Arpt. Trust PCRB, AMR Corp., Ser. A, 5.80%, 06/01/2035	BB	1,000,000	941,270
3,205,540
Airport - 2.5%
Hawaii Arpt. Sys. RRB, Ser. B, 6.25%, 07/01/2006, (Insd. by FGIC)	AAA	3,000,000	3,277,530
St. Louis, MO Arpt. RB, 6.25%, 01/01/2002	BBB-	750,000	751,785
4,029,315
Community Development District - 1.2%
New Jersey EDA RRB, Keswick Pines:
5.35%, 01/01/2006	NR	975,000	979,349
5.45%, 01/01/2007	NR	925,000	927,636
1,906,985
Continuing Care Retirement Community - 5.2%
Collier Cnty., FL Hlth. Facs. Auth. RB, The Moorings, Inc. Proj.:
6.25%, 12/01/2007	A-	700,000	741,846
6.375%, 12/01/2008	A-	700,000	740,229
Connecticut Dev. Auth. RRB, Church Homes, Inc. Proj., 4.90%, 04/01/2002	BBB	425,000	425,782
New Jersey EDA RB, Franciscan Oaks Proj.:
5.20%, 10/01/2004	NR	1,545,000	1,560,651
5.40%, 10/01/2006	NR	1,135,000	1,140,470
5.50%, 10/01/2007	NR	1,075,000	1,078,150
North Carolina Med. Care Hlth., 5.75%, 10/01/2006	NR	2,745,000	2,841,295
8,528,423
Education - 3.9%
Massachusetts IFA RB, Gtd. Loan Proj.:
Ser. 1996-B, 5.35%, 11/01/2007, (LOC : First National Bank of Grand Forks)	AAA	725,000	733,570
Ser. G, 5.30%, 12/01/2006, (LOC: Rabobank Nederland)	AAA	300,000	300,000
Ser. I, 5.30%, 12/01/2006, (LOC: Rabobank Nederland)	AAA	385,000	385,027
New Hampshire Edl. & Hlth. Facs. Auth. RB, Riverwoods at Exeter, Ser. B, 5.05%, 03/01/2023	Aa3	2,560,000	2,593,126
New Mexico Edl. Assistance Foundation Student Loan RB, Ser. A, 6.70%, 04/01/2002, (Insd. by AMBAC)	AAA	425,000	430,155
Pennsylvania Higher Edl. Facs. Auth. RB, Thiel College Proj., 6.75%, 09/01/2017	NR	1,740,000	1,891,380
6,333,258
Electric Revenue - 7.5%
Burke Cnty., GA Dev. Auth. PCRB, 4.45%, 01/01/2032	A	3,000,000	2,960,610
Central Valley, CA Fin. Auth. RB, Carson Ice Gen. Proj., 5.80%, 07/01/2004	BBB	3,300,000	3,479,190
Farmington, NM PCRRB, El Paso Elec. Co., Ser. A, 6.15%, 11/01/2013	BB+	2,800,000	2,832,368
North Carolina Muni. Pwr. Agcy. RRB, Catawba Elec., 5.75%, 01/01/2002	BBB+	1,010,000	1,012,515
Ohio Wtr. Dev. Auth. Pollution Ctl., Ohio Edison Co., Ser. B, 4.40%, 06/01/2033	BBB-	2,000,000	2,000,121
12,284,804
Escrow - 1.7%
Kansas City, KS Spl. Obl., Ser. 1992, 6.00%, 02/15/2003	AAA	670,000	700,371
Kokomo, IN Hosp. Auth. RB, St. Joseph’s Hosp. & Hlth. Ctr., 6.25%, 08/15/2005	NR	2,000,000	2,158,840
2,859,211

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
General Obligation - Local - 2.8%
Dist. of Columbia GO, Refunding, Ser. A, 5.30%, 06/01/2004 (Insd. by FSA)	AAA	$3,000,000	$3,166,650
Pleasant Prairie, WI BAN, Ser. A, 4.75%, 12/01/2001	NR	1,500,000	1,500,105
4,666,755
General Obligation - State - 5.6%
Minnesota GO, 5.10%, 08/01/2005	AAA	5,000,000	5,156,300
New York, NY GO, Ser. B, 6.00%, 10/01/2007, (Insd. by FSA)	AAA	1,000,000	1,043,820
Utah GO, 4.50%, 07/01/2011	AAA	3,000,000	3,024,840
9,224,960
Hospital - 6.1%
Anchorage, AK Hosp. RRB, Sisters of Providence Proj., 7.125%, 10/01/2005	AA-	1,000,000	1,025,290
Colorado HFA RB:
5.50%, 09/01/2007	Baa1	750,000	777,052
5.75%, 09/01/2008	Baa1	500,000	522,155
Denver, CO Hlth. & Hosp. Auth. RB:
Ser. A, 5.25%, 12/01/2006	BBB+	150,000	155,807
Ser. A, 5.25%, 12/01/2007	BBB+	200,000	207,494
Ser. A, 5.25%, 12/01/2008	BBB+	250,000	256,922
Gainesville & Hall Cnty., GA Hosp. Auth., RB, Northeast GA Hlth. Sys. Inc. Proj.:
4.125%, 05/15/2008	A-	680,000	662,674
4.25%, 05/15/2009	A-	725,000	704,214
Hillsborough Cnty., FL IDRB, 4.90%, 08/15/2007	BBB+	1,250,000	1,246,463
Kent Hosp. Fin. Auth. RB, 5.25%, 01/15/2008	AA	400,000	418,496
Michigan State Hosp. Fin. Auth. RB, Trinity Hlth., Ser. A, 5.50%, 12/01/2003	AA-	2,000,000	2,099,000
West Shore, PA Area Hosp. Auth., Holy Spirit Hosp. Proj.:
4.90%, 01/01/2008	BBB+	965,000	965,463
5.00%, 01/01/2009	BBB+	1,015,000	1,015,558
10,056,588
Housing - 22.6%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Windover Oaks, Ser. A, 6.90%, 02/01/2027, (Insd. by FNMA)	AAA	3,750,000	4,052,700
Escambia Cnty., FL SFHRB, Multi Cnty. Program, Ser. A, 5.00%, 10/01/2012	Aaa	2,000,000	2,021,220
Illinois Hsg. Dev. Auth. RB:
Ser. C-2, 5.80%, 08/01/2017	AA	2,305,000	2,348,449
Homeowner Mortgage Ser. C-3, 4.75%, 08/01/2017	AA	2,000,000	1,990,040
Jefferson Parish, LA Home Mtge. SFHRB, Ser. G-1, 5.125%, 12/01/2010	AAA	540,000	561,514
Nevada Hsg. Div. SFHRB, Mtge. Sr. Notes:
Ser. A-2, 5.75%, 04/01/2031	AAA	1,315,000	1,386,049
Ser. C-2, 5.40%, 04/01/2031	AAA	1,470,000	1,540,090
New Mexico Mtge. Fin. Auth., RB,, Single Family Mtge., 6.25%, 07/01/2029	AAA	4,125,000	4,487,711
North Dakota HFA RB, Ser. A, 5.70%, 07/01/2030	Aa3	3,100,000	3,235,749
Oklahoma HFA SFHRB:
Ser. B-1, 6.80%, 09/01/2016	Aaa	630,000	676,532
Ser. B-2, 6.80%, 09/01/2026	Aaa	1,865,000	2,025,203
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A, 5.10%, 11/01/2005	Aa3	2,000,000	2,090,820
Oregon Hsg. Community Svcs. Dept. Mtge. RB, SFHRB Program, Ser. J, 4.70%, 07/01/2030	Aa2	3,000,000	3,005,370
St. Louis Cnty., MO IDA MHRB, Westbrooke Apts., Ser. C, 5.00%, 11/15/2029	A3	4,555,000	4,595,859
Wisconsin Hsg. & EDA RB, Ser. B, 5.75%, 03/01/2022	AA	2,905,000	3,083,280
37,100,586

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Industrial Development Revenue - 5.9%
Bastrop, LA Indl. Dev. Board PCRRB, International Paper Co. Proj., 6.90%, 03/01/2007	BBB	$3,000,000	$3,077,070
Dickinson Cnty., MI Econ. Dev. Corp. RB, 6.55%, 03/01/2007	BBB	2,000,000	2,033,160
Lake Charles, LA Harbor & Terminal Dist. RB, Updates-Reynolds Metals Co. Proj., 5.50%, 05/01/2006	A+	3,500,000	3,574,305
West Allis, WI CDA RB, Poblocki Ltd. Proj., 6.10%, 05/01/2007	A+	1,000,000	1,042,610
9,727,145
Miscellaneous Revenue - 3.0%
Vermont Muni. Bond Bank RRB, Ser. 2, 6.00%, 12/01/2006, (Insd. by AMBAC)	AAA	4,385,000	4,860,509
Pre-Refunded - 5.9%
Broadview, IL Tax Increment RB, Sr. Notes Lien, 8.25%, 07/01/2013	NR	2,520,000	2,828,146
Illinois Hlth. Facs. RB, Midwest Physician Group, Ltd. Proj., 8.10%, 11/15/2014	BBB-	4,405,000	5,067,512
Volusia Cnty., FL IDA RRB, Bishops Glen Proj., 7.50%, 11/01/2016	NR	1,585,000	1,830,041
9,725,699
Public Facilities - 1.5%
Dauphin Cnty., PA Gen. Auth. RB, Office & Parking Forum Proj., Ser. A, 5.125%, 01/15/2003	NR	2,465,000	2,443,135
Resource Recovery - 2.2%
Palm Beach Cnty., FL Solid Wst. Auth. RRB, Refunding & Impt., 5.50%, 12/01/2002, (Insd. by MBIA)	AAA	1,550,000	1,604,110
California Statewide CDA Solid Wst. Facs. RB, Waste Management, Inc. Proj., 4.95%, 04/01/2011, (Gtd. by Waste Management, Inc.)	BBB	2,000,000	2,031,680
3,635,790
Special Tax - 2.6%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.625%, 12/15/2005	NR	1,905,000	2,031,873
Ser. B, 5.75%, 12/15/2005	NR	815,000	869,915
Lewisville, TX Combination Contract RB, 4.13%, 05/01/2031	A+	1,400,000	1,398,166
4,299,954
Student Loan - 17.0%
Alaska Student Loan Corp. RB:
Ser. A, 5.30%, 07/01/2005	AAA	1,000,000	1,052,210
Ser. A, 5.50%, 07/01/2004	A	2,000,000	2,061,440
Cincinnati, OH Student Loan RB, The Student Loan Funding Corp., Ser. 1993A, 5.50%, 12/01/2001	A1	360,000	360,025
Colorado Student Obl. Auth. RB, Ser. II-B, 6.20%, 12/01/2008	A2	4,025,000	4,258,772
Iowa Student Loan Liquidity Corp. RB:
Ser. B, 6.65%, 03/01/2003	Aa1	1,500,000	1,541,655
Ser. E, 5.35%, 06/01/2004	Aaa	4,400,000	4,619,516
Louisiana Pub. Facs. Auth. RB, Student Loan Sub., Ser. A-3, 7.00%, 09/01/2006	A2	4,460,000	4,622,701
Panhandle Plains, TX Higher Ed. Auth., Inc. RRB, Ser. E, 5.55%, 03/01/2005	A2	2,615,000	2,693,973
South Carolina Ed. Assistance Auth. RB, 6.50%, 09/01/2003, (Gtd. by Student Loan)	AA	3,000,000	3,129,150
Utah Board of Regents Student Loan RB, Ser. B, 5.65%, 11/01/2006	Aaa	3,400,000	3,570,612
27,910,054

EVERGREEN
Short-Intermediate Municipal Bond Fund
Schedule of Investments (continued)
November 30, 2001 (Unaudited)

	Credit Rating(v)	Principal Amount	Value
MUNICIPAL OBLIGATIONS - continued
Tobacco Revenue - 1.2%
Children’s Trust Fund, PR RB, 5.75%, 07/01/2020	A	$940,000	$988,683
Nassau Cnty., NY Tobacco Settlement Corp. RB, Ser. A, 5.40%, 07/15/2012	A-	1,000,000	1,047,730
2,036,413
Water & Sewer - 1.3%
Cape Coral, FL Wastewater Assmt. RB, 4.80%, 07/01/2009	Aaa	2,155,000	2,156,508
Total Municipal Obligations			166,991,632

		Shares	Value
SHORT-TERM INVESTMENTS - 3.4%
MUTUAL FUND SHARES - 3.4%
Evergreen Institutional Municipal Money Market Fund (o)		5,675,228	5,675,228
Total Investments - (cost $169,504,374) - 105.0%			172,666,860
Other Assets and Liabilities - (5.0%)			(8,235,823)
Net Assets - 100.0%			$164,431,037

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
November 30, 2001 (Unaudited)

Symbol	Description
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:
ACA	American Credit Association
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CDA	Community Development Association
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IBC	Insured Bond Certification
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
IFA	Industrial Finance Agency
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
MHRRB	Multifamily Housing Refunding Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
PSF	Public School Fund
RB	Revenue Bond
RIBs	Residual Interest Bonds
RRB	Refunding Revenue Bond
SAVRS	Select Auction Variable Rate Securities
SFHRB	Single Family Housing Revenue Bond
TCRS	Transferable Custody Receipts

See Combined Notes to Financial Statements.

Combined Notes to Schedules of Investments (continued)
November 30, 2001 (Unaudited)

The following table shows the percent of portfolio assets invested by geographic location as of November 30, 2001:
	High Grade Fund	High Income Fund	Municipal Fund	Short Intermediate Fund-
Alabama	0.0%	0.9%	1.7%	0.0%
Alaska	0.0%	0.9%	0.0%	0.0%
Arizona	0.0%	0.4%	1.2%	0.0%
Arkansas	1.8%	2.2%	3.0%	2.4%
California	8.1%	8.9%	1.4%	3.2%
Colorado	2.7%	1.9%	5.6%	3.6%
Connecticut	0.0%	0.3%	2.1%	0.2%
Delaware	0.0%	1.1%	0.2%	0.0%
District of Columbia	2.7%	1.2%	1.7%	1.8%
Florida	4.8%	8.1%	2.3%	8.3%
Georgia	4.8%	0.9%	4.4%	2.5%
Hawaii	0.0%	0.1%	0.0%	1.9%
Idaho	2.3%	0.2%	0.6%	0.0%
Illinois	9.0%	0.2%	5.0%	7.1%
Indiana	1.5%	0.3%	2.7%	1.3%
Iowa	0.0%	2.3%	0.1%	3.6%
Kansas	1.0%	2.8%	0.8%	0.4%
Kentucky	0.0%	0.8%	0.3%	0.0%
Louisiana	0.9%	0.5%	2.3%	6.9%
Maine	0.0%	5.6%	1.0%	0.0%
Maryland	0.0%	1.9%	1.0%	0.0%
Massachusetts	2.2%	0.7%	3.5%	0.8%
Michigan	2.0%	0.4%	3.0%	2.6%
Minnesota	0.3%	0.4%	0.0%	3.0%
Mississippi	0.0%	0.6%	1.1%	0.0%
Missouri	1.9%	0.1%	0.0%	3.1%
Montana	0.0%	0.9%	1.5%	0.0%
Nebraska	0.0%	0.7%	0.1%	0.0%
Nevada	1.8%	0.5%	0.6%	1.7%
New Hampshire	0.0%	0.2%	1.4%	1.5%
New Jersey	3.4%	2.2%	1.6%	2.8%
New Mexico	1.7%	3.1%	0.2%	4.5%
New York	8.2%	0.8%	9.1%	1.2%
North Dakota	1.4%	4.1%	0.0%	1.9%
North Carolina	0.0%	4.9%	1.1%	2.2%
Ohio	5.9%	2.9%	2.9%	1.9%
Oklahoma	1.9%	0.9%	2.6%	3.3%
Oregon	0.0%	0.2%	0.4%	1.7%
Pennsylvania	5.2%	6.9%	4.4%	5.3%
Puerto Rico	0.0%	1.0%	2.3%	0.6%
Rhode Island	0.0%	2.3%	0.1%	0.0%
South Carolina	4.8%	1.5%	0.9%	2.3%
South Dakota	0.0%	0.1%	2.0%	0.0%
Tennessee	1.7%	0.3%	6.5%	0.0%
Texas	5.2%	12.9%	6.7%	3.2%
Utah	1.8%	1.5%	0.1%	3.8%
Vermont	0.0%	3.1%	0.4%	2.8%
Virginia	0.0%	0.0%	2.4%	0.0%
Washington	0.9%	1.5%	3.0%	0.0%
West Virginia	0.0%	0.3%	0.2%	0.0%
Wisconsin	9.9%	1.3%	1.1%	3.3%
Wyoming	0.0%	0.2%	0.3%	0.0%
Non-state specific	0.2%	2.0%	3.1%	3.3%
Total	100.0%	100.0%	100.0%	100.0%

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Assets and Liabilities
Six Months Ended November 30, 2001 (Unaudited)

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Assets
Identified cost of securities	$106,356,919	$606,600,290	$870,542,730	$169,504,374
Net unrealized gains or losses on securities	7,274,697	(702,559)	44,442,335	3,162,486

Market value of securities	113,631,616	605,897,731	914,985,065	172,666,860
Receivable for securities sold	0	0	5,431,479	0
Receivable for Fund shares sold	33,229	2,563,437	192,604	278,100
Interest receivable	2,007,534	11,552,618	15,646,698	2,731,979
Receivable from investment advisor	0	45,665	0	0
Prepaid expenses and other assets	20,230	110,863	217,527	40,465

Total assets	115,692,609	620,170,314	936,473,373	175,717,404

Liabilities
Dividend payable	195,049	1,136,704	1,791,074	459,185
Payable for securities purchased	0	1,264,944	3,968,267	10,510,257
Payable for Fund shares redeemed	14,000	610,006	1,275,092	232,115
Advisory fee payable	3,971	0	21,093	5,430
Distribution Plan expenses payable	4,113	31,115	24,759	816
Due to other related parties	946	5,054	7,602	1,358
Accrued expenses and other liabilities	86,604	97,322	180,024	77,206

Total liabilities	304,683	3,145,145	7,267,911	11,286,367

Net assets	$115,387,926	$617,025,169	$929,205,462	$164,431,037

Net assets represented by
Paid-in capital	$114,137,399	$640,793,558	$958,022,555	$164,541,054
Undistributed (overdistributed) net investment income	59,984	(1,744,025)	(657,667)	(8,031)
Accumulated net realized losses on securities	(6,084,154)	(21,321,805)	(72,601,761)	(3,264,472)
Net unrealized gains or losses on securities	7,274,697	(702,559)	44,442,335	3,162,486

Total net assets	$115,387,926	$617,025,169	$929,205,462	$164,431,037

Net assets consists of
Class A	$60,315,757	$312,592,699	$834,089,932	$28,705,680
Class B	31,811,306	207,725,997	49,757,291	7,005,720
Class C	3,289,819	94,259,967	44,098,035	0
Class I	19,971,044	2,446,506	1,260,204	128,719,637

Total net assets	$115,387,926	$617,025,169	$929,205,462	$164,431,037

Shares outstanding
Class A	5,590,299	36,007,423	116,688,764	2,868,902
Class B	2,948,400	23,997,874	6,960,931	700,222
Class C	304,926	10,822,159	6,170,228	0
Class I	1,851,014	281,802	176,302	12,864,776

Net asset value per share
Class A	$10.79	$8.68	$7.15	$10.01

Class A -- Offering price (based on sales charge of 4.75%)*	$11.33	$9.11	$7.51	$10.35

Class B	$10.79	$8.66	$7.15	$10.01

Class C	$10.79	$8.71	$7.15	$--

Class I	$10.79	$8.68	$7.15	$10.01

*Class A offering price for Short-Intermediate Fund is based on a sales charge of 3.25%.

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Operations
Six Months Ended November 30, 2001 (Unaudited)

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Investment income
Interest	$3,130,310	$15,285,295	$25,995,974	$4,013,684
Expenses

Advisory fee	246,116	1,473,094	1,676,676	316,072
Distribution Plan expenses	254,707	1,784,622	1,559,339	37,891
Administrative services fees	58,599	285,525	481,840	79,018
Transfer agent fee	53,893	214,216	416,589	24,707
Trustees’ fees and expenses	1,184	6,367	9,741	1,575
Printing and postage expenses	12,856	27,932	88,825	9,626
Custodian fee	16,963	77,815	130,889	16,500
Registration and filing fees	21,047	62,278	20,157	14,032
Professional fees	4,967	13,873	14,607	4,871
Interest expense	0	0	2,514	0
Other	40,158	2,965	16,872	1,600

Total expenses	710,490	3,948,687	4,418,049	505,892
Less: Expense reductions	(2,544)	(9,078)	(13,342)	(1,794)
Fee waivers and expense reimbursements	0	(327,624)	0	0

Net expenses	707,946	3,611,985	4,404,707	504,098

Net investment income	2,422,364	11,673,310	21,591,267	3,509,586

Net realized and unrealized gains or losses on securities
Net realized gains or losses on securities	692,608	1,585,714	8,075,681	(38,526)

Net change in unrealized gains or losses on securities	796,912	1,013,965	(2,094,792)	325,641

Net realized and unrealized gains on securities	1,489,520	2,599,679	5,980,889	287,115

Net increase in net assets resulting from operations	$3,911,884	$14,272,989	$27,572,156	$3,796,701

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets
Six Months Ended November 30, 2001 (Unaudited)

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Operations
Net investment income	$2,422,364	$11,673,310	$21,591,267	$3,509,586
Net realized gains or losses on securities	692,608	1,585,714	8,075,681	(38,526)
Net change in unrealized gains or losses on securities	796,912	1,013,965	(2,094,792)	325,641

Net increase in net assets resulting from operations	3,911,884	14,272,989	27,572,156	3,796,701

Distributions to shareholders from
Net investment income
Class A	(1,307,169)	(6,665,416)	(19,720,198)	(462,693)
Class B	(590,181)	(4,127,727)	(949,063)	(95,413)
Class C	(45,468)	(1,592,258)	(852,481)	0
Class I	(472,882)	(44,983)	(27,163)	(2,984,659)

Total distributions to shareholders	(2,415,700)	(12,430,384)	(21,548,905)	(3,542,765)

Capital share transactions
Proceeds from shares sold	14,446,622	225,655,848	46,972,902	46,768,269
Net asset value of shares issued in reinvestment of distributions	1,299,897	5,922,594	10,802,731	871,493
Payment for shares redeemed	(13,461,371)	(58,665,571)	(90,639,172)	(24,898,390)

Net increase (decrease) in net assets resulting from capital share transactions	2,285,148	172,912,871	(32,863,539)	22,741,372
Total increase (decrease) in net assets	3,781,332	174,755,476	(26,840,288)	22,995,308
Net assets
Beginning of period	111,606,594	442,269,693	956,045,750	141,435,729

End of period	$115,387,926	$617,025,169	$929,205,462	$164,431,037

Undistributed (overdistributed) net investment income	$59,984	$(1,744,025)	$(657,667)	$(8,031)

See Combined Notes to Financial Statements.

EVERGREEN
National Municipal Bond Funds
Statements of Changes in Net Assets
Year Ended May 31, 2001

	High Grade Fund	High Income Fund	Municipal Fund	Short- Intermediate Fund

Operations
Net investment income	$4,816,292	$19,213,268	$45,666,132	$6,849,869
Net realized gains or losses on securities	433,514	(1,374,980)	(13,374,703)	(431,851)
Net change in unrealized gains on securities	6,910,010	14,161,865	73,088,322	4,537,629

Net increase in net assets resulting from operations	12,159,816	32,000,153	105,379,751	10,955,647

Distributions to shareholders from
Net investment income
Class A	(2,416,444)	(8,648,306)	(42,525,408)	(307,574)
Class B	(1,417,576)	(8,702,019)	(2,128,473)	(164,498)
Class C	(58,861)	(2,099,641)	(1,836,262)	0
Class I*	(960,646)	(40,267)	(41,286)	(6,374,962)

Total distributions to shareholders	(4,853,527)	(19,490,233)	(46,531,429)	(6,847,034)

Capital share transactions
Proceeds from shares sold	13,183,109	186,423,096	155,105,755	46,929,794
Net asset value of shares issued in reinvestment of distributions	2,574,430	8,222,385	23,049,482	1,361,824
Payment for shares redeemed	(25,067,337)	(107,394,006)	(282,079,673)	(63,796,255)
Net increase (decrease) in net assets resulting from capital share transactions	(9,309,798)	87,251,475	(103,924,436)	(15,504,637)

Total increase (decrease) in net assets	(2,003,509)	99,761,395	(45,076,114)	(11,396,024)

Net assets
Beginning of period	113,610,103	342,508,298	1,001,121,864	152,831,753

End of period	$111,606,594	$442,269,693	$956,045,750	$141,435,729

Undistributed (overdistributed) net investment income	$53,320	($986,951)	($700,029)	$25,148

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen National Municipal Bond Funds consist of Evergreen High Grade Municipal Bond Fund (“High Grade Fund”), Evergreen High Income Municipal Bond Fund (“High Income Fund”), Evergreen Municipal Bond Fund (“Municipal Fund”) and Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”), (collectively the “Funds”). Each Fund is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This change did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Combined Notes to Financial Statements (Unaudited) (continued)

D. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly.

Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily.

High Grade Fund pays a management fee that is computed and paid daily at an annual rate of 0.42% of the Fund’s average daily net assets. The management fee for High Income Fund is computed by applying percentage rates, starting at 0.55% and declining to 0.45% per annum as net assets increase, to the average daily net assets of the Fund. For Municipal Fund, the management fee is computed and paid daily at an annual rate of 2.00% of gross investment income plus an amount determined by applying percentage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of the Fund. Short-Intermediate Fund pays a management fee computed and paid daily at an annual rate of 0.40% of the Fund’s average daily net assets

Stamper Capital & Investments, Inc. (“Stamper”) is the sub-adviser for High Income Fund and is paid by EIMC. The Fund pays no fees directly to Stamper.

During the six months ended November 30, 2001, investment advisory fees of $327,624 were waived for the High Income Fund. This amount represents 0.12% of the Fund’s average daily net assets on an annualized basis.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets on an annualized basis.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Combined Notes to Financial Statements (Unaudited) (continued)

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds. Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class (except Class A of Short-Intermediate Fund) incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%

Short-Intermediate Fund Class A shares incur distribution fees at an annual rate of 0.10% of its average daily net assets.

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended November 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B and Class C Distribution Plans were as follows:

	Class A	Class B	Class C
High Grade Fund	$75,838	$165,972	$12,897
High Income Fund	353,882	1,030,310	400,430
Municipal Fund	1,084,470	250,130	224,739
Short-Intermediate Fund	10,622	27,269	N/A

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Combined Notes to Financial Statements (Unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

High Grade Fund

	Six Months Ended November 30, 2001		Year Ended May 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	737,622	$7,929,439	354,931	$3,732,815
Automatic conversion of Class B shares to Class A shares	203,135	2,207,925	542,218	5,839,784
Shares issued in reinvestment of distributions	62,449	677,730	124,203	1,308,148
Shares redeemed	(692,121)	(7,475,377)	(1,078,487)	(11,320,656)

Net increase (decrease)	311,085	3,339,717	(57,135)	(439,909)

Class B
Shares sold	245,177	2,667,511	424,567	4,534,236
Automatic conversion of Class B shares to Class A shares	(203,135)	(2,207,925)	(542,218)	(5,839,784)
Shares issued in reinvestment of distributions	29,966	325,218	68,221	717,912
Shares redeemed	(224,640)	(2,433,788)	(810,595)	(8,541,896)

Net decrease	(152,632)	(1,648,984)	(860,025)	(9,129,532)

Class C
Shares sold	217,837	2,368,785	83,110	885,224
Shares issued in reinvestment of distributions	2,697	29,293	3,796	39,988
Shares redeemed	(56,069)	(615,963)	(108,626)	(1,158,813)

Net increase (decrease)	164,465	1,782,115	(21,720)	(233,601)

Class I
Shares sold	136,212	1,480,887	383,547	4,030,834
Shares issued in reinvestment of distributions	24,664	267,656	48,209	508,382
Shares redeemed	(270,739)	(2,936,243)	(385,126)	(4,045,972)

Net increase (decrease)	(109,863)	(1,187,700)	46,630	493,244

Net increase (decrease)		$2,285,148		$(9,309,798)

Combined Notes to Financial Statements (Unaudited) (continued)

High Income Fund

	Six Months Ended November 30, 2001		Year Ended May 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	18,803,022	$163,318,637	11,220,943	$96,354,335
Automatic conversion of Class B shares to Class A shares	0	0	917,678	7,923,160
Shares issued in reinvestment of distributions	391,528	3,418,384	446,941	3,825,032
Shares redeemed	(4,112,122)	(35,875,443)	(7,681,030)	(65,687,677)

Net increase	15,082,428	130,861,578	4,904,532	42,414,850

Class B
Shares sold	3,216,201	27,979,220	5,809,851	49,926,981
Automatic conversion of Class B shares to Class A shares	0	0	(920,499)	(7,923,160)
Shares issued in reinvestment of distributions	184,252	1,603,440	382,954	3,268,369
Shares redeemed	(2,040,916)	(17,755,974)	(3,787,050)	(32,414,166)

Net increase	1,359,537	11,826,686	1,485,256	12,858,024

Class C
Shares sold	3,782,514	33,082,524	4,486,829	38,858,258
Shares issued in reinvestment of distributions	102,059	893,383	130,592	1,123,125
Shares redeemed	(542,524)	(4,746,188)	(1,075,370)	(9,257,896)

Net increase	3,342,049	29,229,719	3,542,051	30,723,487

Class I
Shares sold	145,745	1,275,467	148,851	1,283,522
Shares issued in reinvestment of distributions	846	7,387	681	5,859
Shares redeemed	(32,975)	(287,966)	(3,979)	(34,267)

Net increase	113,616	994,888	145,553	1,255,114

Net increase		$172,912,871		$87,251,475

Municipal Bond Fund

	Six Months Ended November 30, 2001		Year Ended May 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	5,656,036	$40,801,702	21,260,804	$147,716,602
Automatic conversion of Class B shares to Class A shares	1,153	8,327	301,991	2,172,904
Shares issued in reinvestment of distributions	1,369,008	9,879,575	3,001,572	21,083,416
Shares redeemed	(11,792,848)	(85,226,506)	(37,321,497)	(260,084,614)

Net decrease	(4,766,651)	(34,536,902)	(12,757,130)	(89,111,692)

Class B
Shares sold	473,646	3,425,287	670,780	4,737,605
Automatic conversion of Class B shares to Class A shares	(1,153)	(8,327)	(301,991)	(2,172,904)
Shares issued in reinvestment of distributions	58,536	422,416	125,883	883,716
Shares redeemed	(364,372)	(2,631,560)	(1,858,600)	(13,137,817)

Net increase (decrease)	166,657	1,207,816	(1,363,928)	(9,689,400)

Class C
Shares sold	338,303	2,450,582	289,089	2,029,435
Shares issued in reinvestment of distributions	69,246	499,695	154,059	1,081,407
Shares redeemed	(374,147)	(2,706,106)	(1,257,054)	(8,792,100)

Net increase (decrease)	33,402	244,171	(813,906)	(5,681,258)

Class I
Shares sold	40,489	295,331	89,048	622,113
Shares issued in reinvestment of distributions	145	1,045	134	943
Shares redeemed	(10,504)	(75,000)	(9,022)	(65,142)

Net increase	30,130	221,376	80,160	557,914

Net decrease		$(32,863,539)		$(103,924,436)

Combined Notes to Financial Statements (Unaudited) (continued)

Short-Intermediate Fund

	Six Months Ended November 30, 2001		Year Ended May 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,438,015	$24,448,130	926,808	$9,222,810
Automatic conversion of Class B shares to Class A shares	0	0	14,845	148,306
Shares issued in reinvestment of distributions	28,862	289,974	18,634	184,465
Shares redeemed	(447,032)	(4,497,599)	(1,002,135)	(9,918,031)

Net increase (decrease)	2,019,845	20,240,505	(41,848)	(362,450)

Class B
Shares sold	309,160	3,110,308	94,301	936,593
Automatic conversion of Class B shares to Class A shares	0	0	(14,845)	(148,306)
Shares issued in reinvestment of distributions	5,736	57,612	10,048	99,395
Shares redeemed	(55,499)	(556,524)	(125,998)	(1,250,638)

Net increase (decrease)	259,397	2,611,396	(36,494)	(362,956)

Class I
Shares sold	1,914,491	19,209,831	3,726,011	36,770,391
Shares issued in reinvestment of distributions	52,166	523,907	108,920	1,077,964
Shares redeemed	(1,978,911)	(19,844,267)	(5,316,083)	(52,627,586)

Net decrease	(12,254)	(110,529)	(1,481,152)	(14,779,231)

Net increase (decrease)		$22,741,372		$(15,504,637)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended November 30, 2001:

	Cost of Purchases	Proceeds from Sales
High Grade Fund	$26,944,374	$23,829,328
High Income Fund	410,950,479	223,817,161
Municipal Fund	429,121,754	488,903,760
Short-Intermediate Fund	37,401,977	9,102,314

On November 30, 2001 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation
High Grade Fund	$106,356,919	$7,448,845	$(174,148)	$7,274,697
High Income Fund	606,600,290	9,739,972	(10,442,531)	(702,559)
Municipal Fund	870,542,730	50,203,926	(5,761,591)	44,442,335
Short-Intermediate Fund	169,504,374	3,570,731	(408,245)	3,162,486

As of May 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Capital Loss Carryover	Expiration Date May 31,
		2002	2003	2005	2006	2007	2008	2009
High Grade Fund	$6,765,070	--	--	--	--	$102,334	$3,728,647	$2,934,089
High Income Fund	18,532,990	--	--	--	$7,834	241,156	6,020,065	12,263,935
Municipal Fund	77,720,222	$8,142	$1,616,817	$295,480	--	1,042,665	19,676,513	55,080,605
Short-Intermediate Fund	3,203,706	--	--	--	--	--	317,634	2,886,072

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The High Income Fund, Municipal Fund and Short-Intermediate Fund have incurred and elected to defer post October losses of $1,968,505, $2,912,649 and $22,241, respectively.

Combined Notes to Financial Statements (Unaudited) (continued)

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets
High Grade Fund	$2,544	0.00%
High Income Fund	9,078	0.00%
Municipal Fund	13,342	0.00%
Short-Intermediate Fund	1,794	0.00%
8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended November 30, 2001, the Municipal Bond Fund had average borrowings outstanding of $90,411 at a rate of 2.78% and paid interest of $2,514, which represents 0.00% of the Fund’s average net assets on an annualized basis.

Name	Position with Trust	Term of Office	Principal Occupations for Last Five	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

Louis W. Moelchert, Jr. 200 Berkeley Street Boston, MA 02116 Age: 59	Trustee	1999	President, Private Advisors, LLC; Vice President for Investments, University of Richmond; former Chairman, Investment Committee, Virginia Retirement System; former Board member and former Chairman of the Board of the Common Fund; former Board member of the Common Fund Capital; former Board member of Common Fund Institutional Funds; former Trustee, Mentor Variable Investment Portfolios and Mentor Institutional Trust; former Director, Mentor Income Fund, Inc. and America’s Utility Fund, Inc.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

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2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

200 Berkeley Street Boston, MA 02116